UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21788

Seligman TargetHorizon ETF Portfolios, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:           (212) 850-1864

Date of fiscal year end:   9/30

Date of reporting period:           9/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman TargetHorizon ETF Portfolios, Inc. TargETFund Core TargETFund 2015 TargETFund 2025 TargETFund 2035 TargETFund 2045

Annual Report September 30, 2008 Asset Allocation Strategies Seeking to Manage Risk Over Time

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance and
Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	12

Portfolios of Investments .	14

Statements of
Assets and Liabilities	19

Statements of
Operations	21

Statements of
Changes in Net Assets	22

Notes to Financial
Statements	27

Financial Highlights	40

Report of Independent
Registered Public
Accounting Firm	53

Proxy Results	54

Matters Relating to the
Directors’ Consideration
of the Approval of the
Investment Management
Services Agreement	55

Directors and Officers	61

Additional Series
Information	65

To The Shareholders

The annual shareholder report for Seligman TargetHorizon ETF Portfolios, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as each Fund’s investment results, financial statements, and portfolio of investments on September 30, 2008.

For the fiscal year ended September 30, 2008, based on the net asset value of Class A shares, Seligman TargETFund Core posted a total return of -14.6% (versus the Dow Jones Target Today Index, which returned -2.3%), Seligman TargETFund 2015 posted a total return of
-18.8% (versus the Dow Jones Target 2015 Index, which returned -9.5%), Seligman TargETFund 2025 posted a total return of -21.9% (versus the Dow Jones Target 2025 Index, which returned -16.1%), Seligman TargETFund 2035 posted a total return of -22.8% (versus the Dow Jones Target 2035 Index, which returned -20.6%), and Seligman TargETFund 2045 posted a total return of -22.7% (versus the Dow Jones Target 2045 Index, which returned -21.7%.)

Shareholders voted in favor of approving a new investment management services agreement between the Funds and RiverSource Investments, LLC at a Special Meeting of Shareholders held on November 3, 2008. Shareholders also voted 10 directors to the Funds’ Board at the Special Meeting. Details of the proxy vote can be found on page 54 of this report.

On November 7, 2008, the acquisition of the Funds’ investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, a subsidiary of Ameriprise Financial (NYSE: AMP), will be completed. Charles W. Kadlec will continue to serve as the Funds’ portfolio manager.

We believe the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments will create a stronger combined investment management business having greater resources, which should no doubt be in the best interest of shareholders. In conjunction with the acquisition of Seligman, Stephen Lewis will become Chairman of the Funds and Patrick Bannigan will assume the position of President.

We thank you for your continued support of Seligman TargetHorizon ETF Portfolios, and for the opportunity to have served as members of the Funds’ Board.

Respectfully,

William C. Morris	Brian T. Zino
Chairman	President

November 6, 2008

Interview With Your Portfolio Managers
John B. Cunningham and Charles W. Kadlec

Q:	How did Seligman TargetHorizon ETF Portfolios, Inc. perform for one year ended September 30, 2008?

A:

For the year ended September 30, 2008, based on the net asset value of each Fund’s Class A shares, Seligman TargETFund Core returned -14.6%, Seligman TargETFund
2015 returned -18.8%, Seligman TargETFund 2025 returned
-21.9%, Seligman TargETFund 2035 returned -22.8%, and Seligman TargETFund 2045 returned -22.7%.

During the same period, TargETFund Core’s benchmark, the Dow Jones Target Today Index, returned -2.3%,TargETFund 2015’s benchmark, the Dow Jones Target 2015 Index, returned -9.5%, TargETFund 2025’s benchmark, the Dow Jones Target 2025 Index, returned -16.1%, TargETFund 2035’s benchmark, the Dow Jones Target 2035 Index, returned -20.6%, and TargETFund 2045’s benchmark, the Dow Jones Target 2045 Index, returned -21.7%.

The Funds’ performance, relative to their respective Dow Jones benchmarks, is due in large measure to significantly greater exposure to equity markets and a smaller allocation to fixed income when compared with their respective benchmarks. Seligman TargETFund Core, for example, seeks to maintain an allocation to equities of 55%, and to equity REITS of 10%. This allocation is consistent with the Fund’s objective of capital appreciation and preservation of capital with current income. By contrast, its benchmark, the Dow Jones Target Today Index, on September 30, 2008, had an equity allocation of less than 17% percent.

Seligman TargETFund 2015, with an objective of capital appreciation and current income, had an allocation of approximately 72.5% to equities and 10% to equity REITs, compared with an equity allocation of only 46% for the Dow Jones Target 2015 Index.

Seligman TargETFund 2025, with an objective of capital appreciation, had an allocation of approximately 92% to equities and 3% to equity REITs, compared with an equity allocation of only 69% for the Dow Jones Target 2025 Index.

Despite the more favorable short-term results produced by allocations that underweight equities in favor of fixed income and cash, we believe that the Funds’ allocations are appropriate for their investment objective and for the investment time frames each is designed to encompass. In essence, we believe that sustaining a well-diversified portfolio through periods of negative volatility, such as experienced in the past year, are consistent with achieving the higher returns that equities have historically delivered over time, relative to fixed income.

Q:	What market conditions and events materially affected the performance of the Funds for the year ended September 30, 2008?

A:

During the period under review, markets around the world were characterized by extreme, prolonged volatility and negative performance as repercussions of the US subprime lending crisis began spreading beyond domestic residential real estate. Particularly hard hit was the financial sector, which experienced an unprecedented wave of business failures, loss of liquidity in the credit markets, and government intervention. Uncertainty caused by these events was exacerbated by continuing concerns about energy prices and global political unrest. In aggregate, these market conditions and events adversely affected all but two of our underlying investments. Only the

Interview With Your Portfolio Managers
John B. Cunningham and Charles W. Kadlec

ETFs that track the Lehman Brothers US Treasury Inflation Notes Index and the Lehman Brothers Aggregate Bond Index posted positive returns for the year.

Q:	What investment strategies or techniques materially affected the Funds’ performances during the period?

A:

The Funds’ investment strategy is designed to help true long-term investors avoid poor outcomes that typically result from emotion-driven attempts to avoid short-term volatility. The strategy has two key components built around the fundamental observation that time changes the relative risk of asset classes. For example, in any 20-year period since 1950, the worst performance of notoriously volatile US small-caps surpasses the best performance of T-Bills, widely regarded as a “risk-free” asset class. The first component is the use of research-based asset allocations designed for specific holding periods. The second is a risk-management process called “migration.” Migration methodically reduces exposure to volatility over time. The shorter the expected holding period, the less the exposure to more volatile asset classes, such as small-cap stocks, and the greater exposure to less volatile asset classes such as fixed income. Migration can increase the ability of individual investors and financial advisors to stay invested during turbulent markets and to avoid chasing winners during positive market environments. A system that mitigates the emotional aspect of human behavior, which contributes to buying high and selling low, is, in our opinion, a significant source of value.

During the period under review, allocations in the TargETFund 2015 to US small and mid-size company stocks, international small company stock and emerging market stocks were reduced, while the allocation to US large-cap stocks and fixed income were increased. For the same time period, allocations in the TargETFund 2025 to US and international small-cap stocks were trimmed, while the allocations to equity REITs and fixed income were increased somewhat.

In addition, we made slight adjustments to the asset allocation of TargETFunds 2045, 2035, and 2025 by adding a five percentage point weighting to fixed income securities. The shifts were necessary, in our opinion, to make the entire suite of TargetHorizon ETF Portfolios consistent with Department of Labor regulations regarding Qualified Default Investment Alternatives (“QDIAs”) used in various retirement plans.

With the exception of migration, our investment process does not shift allocations in an attempt to time short-term swings in the relative performance among the various asset classes in which we invest. Instead, we use the cash inflows and outflows of the Funds to continuously rebalance toward our target allocations. This approach reduces to the extent possible both transactions costs and the generation of taxable gains. It also provides discipline to add to positions that are weak relative to other parts of the portfolio at what we believe will prove to be relatively attractive prices.

In addition to time-specific allocations and the migration risk-management process, the Funds’ implement their investment strategies by investing in ETFs which are designed to provide a reliable, cost-effective means of tracking the indexes we use in our ongoing

Interview With Your Portfolio Managers
John B. Cunningham and Charles W. Kadlec

historical asset-class research. Our process includes continual oversight so that we can make adjustments in response to updated research, developments in the ETF market, or extraordinary market conditions such as we experienced during the period (and were continuing to experience as the period ended).

Although none of these market conditions prompted any revisions to the Funds’ asset allocations during the period, they did cause several changes to the underlying ETF investments.

The first change, which we completed late last year, was an increase in exposure to TIPS. The move was a response to the increase in commodity prices and our expectation that inflation would continue rising. Specifically, we attained a greater TIPS weighting by reducing our allocation to investment-grade fixed income. Our action affected two Funds — TargETFunds Core and 2015.

The second change was an overall reduction in the TargETFunds’ exposure to the financial sector, which we accomplished by reducing weightings in DVY, the iShares Dow Jones Select Dividend Index Fund, and by eliminating our investments in LQD, the iShares iBoxx $ InvesTop Corporate Bond Fund. DVY weightings were cut by half in TargETFunds 2015 and Core. Our rationale was two-fold: 1) Financials, which constitute more than 40% of DVY’s market cap, will experience continued turbulence and dividend cuts for an extended period; and 2) Maintaining modest weightings to DVY is prudent and provides the opportunity to participate when the recovery does come. LQD was eliminated by shifting its weightings to BND, the Vanguard Total Bond Market ETF, in all five TargETFunds. Two factors in partic-

ular drove our decision. The first was a 45%-plus weighting to financials in LQD. The second was the fact that a significant portion of the portfolio is currently in BBB or lower and unrated securities. In our judgment, maintaining exposure to LQD was not prudent — the additional yield we could expect is not worth the risk to principal. As a result of these moves, we estimate that the overall financial-sector exposure for each of the TargETFunds is below 20%.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”) and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Funds (except for Class I shares) as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. Since the Funds’ inceptions, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fee and/or to reimburse each Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% (0.11% for Class I shares) per annum of each Fund’s average daily net assets. Such an undertaking will remain in effect until at least January 31, 2015. Similar fee waiver/reimbursement arrangements were in effect since the Funds’ inceptions. The Manager also has voluntarily reimbursed certain additional class-specific expenses of TargETFund 2035 and TargETFund 2045 from time-to-time in order to maintain the same net asset values per share for the corresponding share classes of those funds. Effective November 1, 2007, the Manager has discontinued making such reimbursements. Absent such management fee waivers/expense reimbursements, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class C and Class R shares are calculated with and without the effect of the 1% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Funds were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Funds. Class I shares do not have sales charges, and returns are calculated accordingly.

The chart for each Fund compares a $10,000 hypothetical investment made with and without the initial 5.75% maximum sales charge for Class A shares, without any sales charges for Class C, Class I and Class R shares, to $10,000 investments in the Dow Jones Target Today Index, the Dow Jones Target 2015 Index, the Dow Jones Target 2025 Index, the Dow Jones Target 2035 Index and the Dow Jones Target 2045 Index (the “Dow Jones Target Date Indices”) (as applicable) for the periods from inception to September 30, 2008. The Dow Jones Target Date Indices do not reflect any taxes, fees, sales charges or expenses.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Seligman TargetHorizon ETF Portfolios’ prospectuses or statement of additional information.

Performance and Portfolio Overview
TargETFund Core

Investment Results Total Returns
For Periods Ended September 30, 2008
		Average Annual
			Since
	Six	One	Inception
	Months†	Year	10/3/05*
Class A
With 5.75% Sales Charge	(14.00)%	(19.48)%	(1.27)%
Without Sales Charge	(8.76)	(14.56)	0.72
Class C
With 1% CDSC	(10.02)	(16.04)	n/a
Without CDSC	(9.12)	(15.21)	0.01
Class I	(8.60)	(14.28)	1.06
Class R
With 1% CDSC	(9.80)	(15.63)	n/a
Without CDSC	(8.90)	(14.80)	0.45
Benchmarks***
Dow Jones Target
Today Index	(4.54)	(2.32)	3.30
Lipper Fund of Funds
Unaffiliated Average	(11.66)	(18.59)	0.06
Lipper Mixed-Asset Target
Allocation Moderate Funds
Average	(9.26)	(14.89)	0.62

Net Asset Value Per Share
	9/30/08	3/31/08	9/30/07
Class A	$6.79	$7.55	$8.18
Class C	6.79	7.55	8.18
Class I	6.79	7.55	8.18
Class R	6.78	7.54	8.17

Portfolio Allocation to
Exchange-Traded Funds
	Percent of Total
	9/30/08	9/30/07	††
Fixed-Income Funds	35.9	35.0
US Large-Cap Funds	32.1	30.0
REIT Funds	10.3	10.0
International Large-Cap
Funds	9.7	10.1
US Mid-Cap Funds	7.2	5.0
US Large- and Mid-Cap
Funds	4.8	9.9
Total	100.0	100.0

See footnotes on page 11.

Performance and Portfolio Overview
TargETFund 2015

Investment Results Total Returns
For Periods Ended September 30, 2008
		Average Annual
			Since
	Six	One	Inception
	Months†	Year	10/3/05*
Class A
With 5.75% Sales Charge	(14.97)%	(23.46)%	(1.00)%
Without Sales Charge	(9.78)	(18.82)	0.99
Class C
With 1% CDSC	(11.01)	(20.13)	n/a
Without CDSC	(10.12)	(19.33)	0.38
Class I	(9.60)	(18.42)	1.35
Class R
With 1% CDSC	(10.71)	(19.69)	n/a
Without CDSC	(9.81)	(18.89)	0.81
Benchmarks***
Dow Jones Target
2015 Index	(8.00)	(9.45)	2.47
Lipper Fund of Funds
Unaffiliated Average	(11.66)	(18.59)	0.06
Lipper Mixed-Asset Target
2015 Funds Average	(10.01)	(16.17)	0.93

Net Asset Value Per Share
	9/30/08	3/31/08	9/30/07
Class A	$7.10	$7.87	$8.91
Class C	7.02	7.81	8.85
Class I	7.16	7.92	8.95
Class R	7.08	7.85	8.89

Portfolio Allocation to
Exchange-Traded Funds
	Percent of Total
	9/30/08	9/30/07	††
US Large-Cap Funds	23.7	21.9
US Mid-Cap Funds	19.3	21.0
Fixed-Income Funds	17.9	15.0
US Small-Cap Funds	10.6	11.9
REIT Funds	10.3	10.0
International Large-Cap
Funds	9.8	10.1
Emerging Markets Funds	3.5	4.0
International Small-Cap
Funds	3.4	4.1
US Large- and Mid-Cap
Funds	1.5	2.0
Total	100.0	100.0

See footnotes on page 11.

Performance and Portfolio Overview
TargETFund 2025

Investment Results Total Returns
For Periods Ended September 30, 2008
		Average Annual
			Since
	Six	One	Inception
	Months†	Year	10/3/05*
Class A
With 5.75% Sales Charge	(16.69)%	(26.36)%	(1.12)%
Without Sales Charge	(11.63)	(21.91)	0.87
Class C
With 1% CDSC	(13.02)	(23.37)	n/a
Without CDSC	(12.14)	(22.61)	0.17
Class I	(11.58)	(21.75)	1.12
Class R
With 1% CDSC	(12.68)	(22.89)	n/a
Without CDSC	(11.80)	(22.12)	0.66
Benchmarks***
Dow Jones Target 2025
Index	(10.30)	(16.10)	2.29
Lipper Fund of Funds
Unaffiliated Average	(11.66)	(18.59)	0.06
Lipper Mixed-Asset Target
2025 Funds Average	(12.01)	(20.52)	0.06

Net Asset Value Per Share
	9/30/08	3/31/08	9/30/07
Class A	$7.14	$8.08	$9.26
Class C	7.02	7.99	9.17
Class I	7.18	8.12	9.30
Class R	7.10	8.05	9.23

Portfolio Allocation to
Exchange-Traded Funds
	Percent of Total
	9/30/08	9/30/07
US Mid-Cap Funds	24.5	25.0
US Small-Cap Funds	22.4	22.8
US Large-Cap Funds	18.3	20.0
International Large-Cap Funds	9.7	10.1
Emerging Markets Funds	8.4	9.0
International Small-Cap Funds	8.4	9.1
Fixed-Income Funds	5.2	2.0
REIT Funds	3.1	2.0
Total	100.0	100.0

See footnotes on page 11.

Performance and Portfolio Overview
TargETFund 2035

Investment Results Total Returns
For Periods Ended September 30, 2008
		Average Annual
			Since
	Six	One	Inception
	Months†	Year	10/2/06**
Class A
With 5.75% Sales Charge	(17.50)%	(27.19)%	(6.13)%
Without Sales Charge	(12.46)	(22.78)	(3.34)
Class C
With 1% CDSC	(13.64)	(24.10)	n/a
Without CDSC	(12.77)	(23.34)	(4.00)
Class I	(12.22)	(22.51)	(3.14)
Class R
With 1% CDSC	(13.35)	(23.68)	n/a
Without CDSC	(12.47)	(22.92)	(3.48)
Benchmarks***
Dow Jones Target
2035 Index	(12.06)	(20.59)	(2.69)
Lipper Fund of Funds
Unaffiliated Average	(11.66)	(18.59)	(3.56)
Lipper Mixed-Asset Target
2035 Funds Average	(12.41)	(22.60)	(4.75)

Net Asset Value Per Share
	9/30/08	3/31/08	9/30/07
Class A	$7.45	$8.51	$9.74
Class C	7.38	8.46	9.70
Class I	7.47	8.51	9.74
Class R	7.44	8.50	9.74

Portfolio Allocation to
Exchange-Traded Funds
	Percent of Total
	9/30/08	9/30/07
US Small-Cap Funds	25.2	24.7
US Mid-Cap Funds	24.7	25.0
US Large-Cap Funds	14.9	19.9
Emerging Markets Funds	10.2	10.2
International Large-Cap Funds	9.9	10.1
International Small-Cap Funds	9.8	10.1
Fixed-Income Funds	5.3	—
Total	100.0	100.0

See footnotes on page 11.

Performance and Portfolio Overview
TargETFund 2045

Investment Results Total Returns
For Periods Ended September 30, 2008
		Average Annual
			Since
	Six	One	Inception
	Months†	Year	10/2/06**
Class A
With 5.75% Sales Charge	(17.48)%	(27.12)%	(6.08)%
Without Sales Charge	(12.44)	(22.70)	(3.29)
Class C
With 1% CDSC	(13.62)	(23.99)	n/a
Without CDSC	(12.75)	(23.22)	(3.93)
Class I	(12.31)	(22.45)	(3.10)
Class R
With 1% CDSC	(13.43)	(23.61)	n/a
Without CDSC	(12.56)	(22.85)	(3.44)
Benchmarks***
Dow Jones Target
2045 Index	(12.54)	(21.67)	(3.13)
Lipper Fund of Funds
Unaffiliated Average	(11.66)	(18.59)	(3.56)
Lipper Mixed-Asset Target
2045 Funds Average	(13.24)	(23.33)	(5.38)

Net Asset Value Per Share
	9/30/08	3/31/08	9/30/07
Class A	$7.46	$8.52	$9.74
Class C	7.39	8.47	9.70
Class I	7.48	8.53	9.74
Class R	7.45	8.52	9.74

Portfolio Allocation to
Exchange-Traded Funds
	Percent of Total
	9/30/08	9/30/07
US Small-Cap Funds	25.4	24.8
US Mid-Cap Funds	24.5	25.0
US Large-Cap Funds	14.9	19.9
Emerging Markets Funds	10.1	10.1
International Large-Cap Funds	10.0	10.1
International Small-Cap Funds	9.9	10.1
Fixed-Income Funds	5.2	—
Total	100.0	100.0

See footnotes on page 11.

Performance and Portfolio Overview

†	Returns for periods of less than one year are not annualized.
††	Reclassified to conform to current year’s presentation.
*	Returns are from opening of business on October 3, 2005.
**	Returns are from the opening of business on October 2, 2006.
***	The Dow Jones Target Date Indices and the Lipper Fund of Funds Unaffiliated Average, the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Mixed-Asset Target 2015 Funds Average, the Lipper Mixed-Asset Target 2025 Funds Average, the Lipper Mixed-Asset Target 2035 Funds Average and the Lipper Mixed-Asset Target 2045 Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any fees, taxes or sales charges, and the Dow Jones Target Date Indices do not reflect any taxes, fees, sales charges, or expenses. The Dow Jones Target Date Indices were designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time (the Dow Jones Target Today Index aims to hold a low-risk portfolio of securities). Each index within the Dow Jones Target Date Indices allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within each Dow Jones Target Date Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of October 1, 2008, the subindex allocation of each index represented: Dow Jones Target Today Index: 16.7% equity, 64.5% fixed income, and 19.0% cash; Dow Jones Target 2015 Index: 45.4% equity, 50.7% fixed income, and 4.0% cash; Dow Jones Target 2025 Index: 68.6% equity, 27.5% fixed income, and 4.0% cash; Dow Jones Target 2035 Index: 85.9% equity, 10.2% fixed income, and 4.0% cash; and Dow Jones Target 2045 Index: 90.5% equity, 5.6% fixed income and 3.9% cash. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40–60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed- Asset Target 2015 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. The Lipper Mixed-Asset Target 2025 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2021, to December 31, 2025. The Lipper Mixed-Asset Target 2035 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2031, to December 31, 2035. The Lipper Mixed-Asset Target 2045 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2041, to December 31, 2045. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight the ongoing Fund expenses only and do not reflect the operating expenses of the exchange-traded funds (“ETFs”) in which a Fund invests (the “Underlying ETFs”), or any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing Fund expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if Underlying ETF expenses and transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of April 1, 2008 and held for the entire six-month period ended September 30, 2008.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period**	Account	During Period**
	Value	Expense	Value	4/1/08 to	Value	4/1/08 to
	4/1/08	Ratio*	9/30/08	9/30/08	9/30/08	9/30/08
TargETFund Core
Class A	$1,000.00	0.97%	$912.40	$4.64	$1,020.15	$4.90
Class C	1,000.00	1.73	908.80	8.26	1,016.35	8.72
Class I	1,000.00	0.61	914.00	2.92	1,021.95	3.08
Class R	1,000.00	1.23	911.00	5.88	1,018.85	6.21

See footnotes on page 13.	(Continued on page 13.)

Understanding and Comparing
Your Fund’s Expenses

			Actual		Hypothetical
	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period**	Account	During Period**
	Value	Expense	Value	4/1/08 to	Value	4/1/08 to
	4/1/08	Ratio*	9/30/08	9/30/08	9/30/08	9/30/08
TargETFund 2015
Class A	$1,000.00	0.97%	$902.20	$4.61	$1,020.15	$4.90
Class C	1,000.00	1.73	898.80	8.21	1,016.35	8.72
Class I	1,000.00	0.61	904.00	2.90	1,021.95	3.08
Class R	1,000.00	1.23	901.90	5.85	1,018.85	6.21
TargETFund 2025
Class A	$1,000.00	0.97%	$883.70	$4.57	$1,020.15	$4.90
Class C	1,000.00	1.73	878.60	8.12	1,016.35	8.72
Class I	1,000.00	0.61	884.20	2.87	1,021.95	3.08
Class R	1,000.00	1.23	882.00	5.79	1,018.85	6.21
TargETFund 2035
Class A	$1,000.00	0.98%	$875.40	$4.59	$1,020.10	$4.95
Class C	1,000.00	1.73	872.30	8.10	1,016.35	8.72
Class I	1,000.00	0.61	877.80	2.86	1,021.95	3.08
Class R	1,000.00	1.23	875.30	5.77	1,018.85	6.21
TargETFund 2045
Class A	$1,000.00	0.97%	$875.60	$4.55	$1,020.25	$4.90
Class C	1,000.00	1.72	872.50	8.05	1,016.55	8.67
Class I	1,000.00	0.60	876.90	2.89	1,022.15	3.03
Class R	1,000.00	1.22	874.40	5.72	1,019.05	6.16

*

Expenses of Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its fees, expenses and sales charges. Expenses, as presented in the table, do not include the expenses of the Underlying ETFs which, as of September 30, 2008, were 0.18%, 0.24%, 0.26%, 0.24% and 0.24% per annum for TargETFund Core, TargETFund 2015, TargETFund 2025, TargETFund 2035 and TargETFund 2045, respectively. Through at least January 31, 2015, the Manager has contractually undertaken to waive its management fee and/or reimburse each Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% (0.11% for Class I shares) per annum of each Fund’s average daily net assets. Absent such waiver/expense reimbursements, the expense ratios and expenses paid by a shareholder for the period would have been higher.

**

Expenses are equal to the Funds’ annualized expense ratios based on actual expenses for the period April 1, 2008 to September 30, 2008, multiplied by the average account value over the period, multiplied by 183/366 (number of days in the period).

Portfolios of Investments
September 30, 2008

TargETFund Core
	Shares or
	Principal
	Amount		Value
Exchange-Traded Funds 100.1%
Fixed-Income Funds 35.9%
iShares Lehman US Treasury Inflation Protected Securities Fund	117,379	shs.	$11,890,493
Vanguard Total Bond Market ETF Fund	212,300		16,054,126
			27,944,619
US Large-Cap Fund 32.2%
SPDR Trust Series 1	215,900		25,042,241
REIT Fund 10.3%
Dow Jones Wilshire REIT Fund	118,400		8,000,288
International Large-Cap Fund 9.7%
Vanguard Europe Pacific ETF Fund	215,400		7,575,618
US Mid-Cap Fund 7.2%
iShares Russell Midcap Index Fund	68,264		5,608,570
US Large- and Mid-Cap Fund 4.8%
iShares Dow Jones Select Dividend Index Fund	71,081		3,765,871
Total Exchange-Traded Funds (Cost $86,885,040)			77,937,207
Repurchase Agreement 0.2%
State Street Bank, 0.05%, dated 9/30/2008, maturing 10/1/2008, in the amount of $131,000, collateralized by: $140,000 US Treasury
Bills 0.29%, 12/26/2008, with a fair market value of $139,825
(Cost $131,000)	$131,000		131,000
Total Investments (Cost $87,016,040) 100.3%			78,068,207
Other Assets Less Liabilities (0.3)%			(236,495)
Net Assets 100.0%			$77,831,712

See footnotes on page 18.

Portfolios of Investments
September 30, 2008

TargETFund 2015
	Shares or
	Principal
	Amount		Value
Exchange-Traded Funds 99.5%
US Large-Cap Fund 23.6%
iShares S&P 500 Index Fund	72,000	shs.	$ 8,460,000
US Mid-Cap Fund 19.2%
iShares Russell Midcap Index Fund	83,749		6,880,818
Fixed-Income Funds 17.8%
iShares Lehman US Treasury Inflation Protected Securities Fund	16,300		1,651,190
Vanguard Total Bond Market ETF Fund	62,650		4,737,593
			6,388,783
US Small-Cap Fund 10.6%
iShares Russell 2000 Index Fund	55,542		3,798,517
REIT Fund 10.2%
Dow Jones Wilshire REIT Fund	54,200		3,662,294
International Large-Cap Fund 9.7%
iShares MSCI EAFE Index Fund	62,200		3,501,860
Emerging Markets Fund 3.5%
Vanguard Emerging Markets ETF Fund	36,000		1,247,760
International Small-Cap Fund 3.4%
WisdomTree International SmallCap Dividend Fund	26,500		1,214,230
US Large- and Mid-Cap Fund 1.5%
iShares Dow Jones Select Dividend Index Fund	10,000		529,800
Total Exchange-Traded Funds (Cost $39,064,214)			35,684,062
Repurchase Agreement 0.1%
State Street Bank, 0.05%, dated 9/30/2008, maturing 10/1/2008, in the amount of $33,000, collateralized by: $35,000 US Treasury
Bills 0.29%, 12/26/2008, with a fair market value of $34,956
(Cost $33,000)	$33,000		33,000
Total Investments (Cost $39,097,214) 99.6%			35,717,062
Other Assets Less Liabilities 0.4%			137,990
Net Assets 100.0%			$35,855,052

See footnotes on page 18.

Portfolios of Investments
September 30, 2008

TargETFund 2025
	Shares or
	Principal
	Amount		Value
Exchange-Traded Funds 99.2%
US Mid-Cap Fund 24.3%
iShares Russell Midcap Index Fund	110,701	shs.	$ 9,095,194
US Small-Cap Fund 22.2%
iShares Russell 2000 Index Fund	121,421		8,303,982
US Large-Cap Fund 18.2%
iShares S&P 500 Index Fund	57,900		6,803,250
International Large-Cap Fund 9.6%
iShares MSCI EAFE Index Fund	64,000		3,603,200
Emerging Markets Fund 8.4%
Vanguard Emerging Markets ETF Fund	90,200		3,126,332
International Small-Cap Fund 8.3%
WisdomTree International SmallCap Dividend Fund	67,700		3,102,014
Fixed-Income Fund 5.1%
Vanguard Total Bond Market ETF Fund	25,300		1,913,186
REIT Fund 3.1%
Dow Jones Wilshire REIT Fund	16,900		1,141,933
Total Exchange-Traded Funds (Cost $42,741,816)			37,089,091
Repurchase Agreement 0.4%
State Street Bank, 0.05%, dated 9/30/2008, maturing 10/1/2008, in the amount of $134,000, collateralized by: $140,000 US Treasury
Bills 0.29%, 12/26/2008, with a fair market value of $139,825
(Cost $134,000)	$134,000		134,000
Total Investments (Cost $42,875,816) 99.6%			37,223,091
Other Assets Less Liabilities 0.4%			146,634
Net Assets 100.0%			$37,369,725

See footnotes on page 18.

Portfolios of Investments
September 30, 2008

TargETFund 2035
	Shares or
	Principal
	Amount		Value
Exchange-Traded Funds 99.3%
US Small-Cap Fund 25.0%
iShares Russell 2000 Index Fund	26,445	shs.	$1,808,573
US Mid-Cap Fund 24.5%
iShares Russell Midcap Index Fund	21,600		1,774,656
US Large-Cap Fund 14.8%
SPDR Trust Series 1	9,245		1,072,328
Emerging Markets Fund 10.1%
Vanguard Emerging Markets ETF Fund	21,100		731,326
International Large-Cap Fund 9.9%
Vanguard Europe Pacific ETF Fund	20,300		713,951
International Small-Cap Fund 9.8%
WisdomTree International SmallCap Dividend Fund	15,440		707,461
Fixed-Income Fund 5.2%
Vanguard Total Bond Market ETF Fund	5,000		378,100
Total Exchange-Traded Funds (Cost $8,818,184)			7,186,395
Repurchase Agreement 1.6%
State Street Bank, 0.05%, dated 9/30/2008, maturing 10/1/2008, in the amount of $117,000, collateralized by: $125,000 US Treasury
Bills 0.29%, 12/26/2008, with a fair market value of $124,844
(Cost $117,000)	$117,000		117,000
Total Investments (Cost $8,935,184) 100.9%			7,303,395
Other Assets Less Liabilities (0.9)%			(66,501)
Net Assets 100.0%			$7,236,894

See footnotes on page 18.

Portfolios of Investments
September 30, 2008

TargETFund 2045
	Shares or
	Principal
	Amount		Value
Exchange-Traded Funds 101.0%
US Small-Cap Fund 25.6%
iShares Russell 2000 Index Fund	17,290	shs.	$1,182,463
US Mid-Cap Fund 24.8%
iShares Russell Midcap Index Fund	13,895		1,141,613
US Large-Cap Fund 15.1%
SPDR Trust Series 1	5,990		694,780
Emerging Markets Fund 10.2%
Vanguard Emerging Markets ETF Fund	13,600		471,376
International Large-Cap Fund 10.1%
Vanguard Europe Pacific ETF Fund	13,175		463,365
International Small-Cap Fund 10.0%
WisdomTree International SmallCap Dividend Fund	10,085		462,095
Fixed-Income Fund 5.2%
Vanguard Total Bond Market ETF Fund	3,200		241,984
Total Exchange-Traded Funds (Cost $5,631,844)			4,657,676
Repurchase Agreement 1.0%
State Street Bank, 0.05%, dated 9/30/2008, maturing 10/1/2008, in the amount of $48,000, collateralized by: $50,000 US Treasury
Bills 0.29%, 12/26/2008, with a fair market value of $49,938
(Cost $48,000)	$48,000		48,000
Total Investments (Cost $5,679,844) 102.0%			4,705,676
Other Assets Less Liabilities (2.0)%			(93,186)
Net Assets 100.0%			$4,612,490

Fund classifications have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2008

	TargETFund	TargETFund	TargETFund	TargETFund	TargETFund
	Core	2015	2025	2035	2045
Assets:
Investments, at value:
Exchange-traded funds	$77,937,207	$35,684,062	$37,089,091	$7,186,395	$4,657,676
Short-term holdings	131,000	33,000	134,000	117,000	48,000
Total investments*	78,068,207	35,717,062	37,223,091	7,303,395	4,705,676
Cash	1,182	—	79	725	180
Receivable for securities sold	1,136,757	12,660,890	10,924,452	—	35,976
Dividend and interest receivable	250,849	99,039	53,043	6,250	4,139
Receivable for Capital Stock sold	104,975	28,520	73,669	12,751	1,664
Receivable from the Manager (Note 4)	10,570	—	2,887	1,530	—
Expenses prepaid to shareholder
service agent	3,566	1,664	1,854	380	238
Other	6,081	3,172	3,303	1,128	973
Total Assets	79,582,187	48,510,347	48,282,378	7,326,159	4,748,846

Liabilities:
Payable for securities purchased	1,169,465	12,415,212	10,765,373	56,173	47,394
Payable for Capital Stock repurchased	398,551	168,284	79,656	11,634	70,429
Distribution and service (12b-1)
fees payable	48,719	20,066	20,161	2,921	1,727
Dividend payable	46,765	—	—	—	—
Payable to the Manager	33,290	16,699	16,254	3,082	2,062
Bank overdraft	—	4,649	—	—	—
Accrued expenses and other	53,685	30,385	31,209	15,455	14,744
Total Liabilities	1,750,475	12,655,295	10,912,653	89,265	136,356
Net Assets	$77,831,712	$35,855,052	$37,369,725	$7,236,894	$4,612,490

Composition of Net Assets:
Capital Stock, at par ($0.001 par
value; 600,000,000 shares
authorized for each Fund):
Class A	$3,758	$2,396	$2,490	$595	$401
Class C	6,171	2,391	2,311	226	114
Class I	76	84	175	30	47
Class R	1,460	204	297	122	58
Additional paid-in capital	87,606,775	40,447,990	43,342,150	8,902,331	5,678,188
Undistributed/(dividends in excess of)
net investment income	25,193	234,512	(827)	(571)	(466)
Accumulated net realized loss	(863,888)	(1,452,373)	(324,146)	(34,050)	(91,684)
Net unrealized depreciation of
investments	(8,947,833)	(3,380,152)	(5,652,725)	(1,631,789)	(974,168)
Net Assets	$77,831,712	$35,855,052	$37,369,725	$7,236,894	$4,612,490

See footnotes on page 20.	(Continued on page 20.)

Statements of Assets and Liabilities (continued)
September 30, 2008

	TargETFund	TargETFund	TargETFund	TargETFund	TargETFund
	Core	2015	2025	2035	2045
Net Assets:
Class A	$25,512,103	$17,021,698	$17,771,119	$4,436,202	$2,987,089
Class C	41,902,636	16,783,705	16,234,977	1,669,331	838,947
Class I	513,449	603,893	1,254,258	226,516	355,120
Class R	9,903,524	1,445,756	2,109,371	904,845	431,334

Shares of Capital Stock Outstanding:
Class A	3,758,289	2,396,266	2,490,068	595,084	400,508
Class C	6,171,133	2,391,099	2,311,123	226,235	113,537
Class I	75,607	84,386	174,587	30,320	47,497
Class R	1,460,130	204,282	297,242	121,573	57,881

Net Asset Value Per Share:
Class A	$6.79	$7.10	$7.14	$7.45	$7.46
Class C	$6.79	$7.02	$7.02	$7.38	$7.39
Class I	$6.79	$7.16	$7.18	$7.47	$7.48
Class R	$6.78	$7.08	$7.10	$7.44	$7.45

* Cost of total investments:	$87,016,040	$39,097,214	$42,875,816	$8,935,184	$5,679,844
See Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 2008

	TargETFund	TargETFund	TargETFund	TargETFund	TargETFund
	Core	2015	2025	2035	2045
Investment Income:
Dividends	$3,368,582	$1,072,731	$762,307	$104,912	$74,007
Interest	13,901	5,636	12,153	2,649	2,221
Total Investment Income	3,382,483	1,078,367	774,460	107,561	76,228

Expenses:*
Distribution and service (12b-1) fees	613,291	256,752	252,523	30,269	18,564
Management fees	457,038	207,083	210,264	32,294	22,283
Shareholder account services	220,227	98,467	108,290	19,758	11,918
Registration	60,517	50,275	51,939	42,939	42,779
Auditing and legal fees	48,580	28,103	28,300	13,763	12,975
Custody and related services	21,696	12,066	11,932	5,071	4,149
Shareholder reports and communications	20,011	11,068	11,291	4,879	4,867
Directors' fees and expenses	8,073	4,893	4,979	2,739	2,621
Miscellaneous	10,649	6,969	6,680	4,814	4,717
Total Expenses Before
Reimbursement	1,460,082	675,676	686,198	156,526	124,873
Reimbursement of expenses (Note 4)	(180,476)	(117,567)	(128,591)	(79,459)	(75,678)
Total Expenses After Reimbursement	1,279,606	558,109	557,607	77,067	49,195
Net Investment Income	2,102,877	520,258	216,853	30,494	27,033

Net Realized and Unrealized
Gain (Loss) on Investments and
Capital Gain Distributions:
Net realized loss on investments	(828,430)	(1,400,365)	(291,630)	(32,160)	(91,625)
Capital gain distributions received
from Underlying ETFs	8,229	5,276	3,778	452	332
Net change in unrealized appreciation
of investments	(15,303,345)	(7,736,596)	(10,372,359)	(1,734,475)	(1,060,080)
Net Loss on Investments	(16,123,546)	(9,131,685)	(10,660,211)	(1,766,183)	(1,151,373)
Decrease in Net Assets
from Operations	$(14,020,669)	$(8,611,427)	$(10,443,358)	$(1,735,689)	$(1,124,340)

*	Expenses do not include the fees and expenses of the Underlying ETFs in which the Funds invest. The Funds indirectly bear such expenses through their ownership of Underlying ETFs.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	TargETFund Core		TargETFund 2015
	Year Ended September 30,		Year Ended September 30,
	2008	2007	2008	2007
Operations:
Net investment income	$2,102,877	$1,227,673	$520,258	$282,752
Net realized gain (loss) on investments	(828,430)	80,420	(1,400,365)	318,650
Capital gain distributions received from
Underlying ETFs	8,229	25,179	5,276	13,280
Net change in unrealized appreciation of investments	(15,303,345)	4,683,455	(7,736,596)	3,463,749
Increase (Decrease) in Net Assets from
Operations	(14,020,669)	6,016,727	(8,611,427)	4,078,431
Distributions to Shareholders:
Net investment income:
Class A	(842,004)	(563,422)	(206,034)	(99,945)
Class C	(696,935)	(258,354)	(133,312)	(51,226)
Class D	(267,547)	(350,895)	(71,896)	(30,498)
Class I	(23,411)	(20,610)	(11,090)	(8,186)
Class R	(247,161)	(67,019)	(13,132)	(118)
Total	(2,077,058)	(1,260,300)	(435,464)	(189,973)
Net realized gain on investments and
capital gain distributions:
Class A	(33,451)	(47,137)	(147,807)	(17,798)
Class C	(24,205)	(39,387)	(115,771)	(17,999)
Class D	(28,837)	(55,032)	(62,437)	(10,715)
Class I	(915)	(1,939)	(7,247)	(1,330)
Class R	(9,338)	(4,762)	(9,738)	(27)
Total	(96,746)	(148,257)	(343,000)	(47,869)
Decrease in Net Assets From Distributions	(2,173,804)	(1,408,557)	(778,464)	(237,842)
Capital Share Transactions:
Net proceeds from sales of shares	32,546,510	58,455,371	11,077,776	25,061,657
Exchanged from associated funds	2,620,680	8,742,019	532,788	1,820,614
Investment of distributions	1,976,205	1,423,579	731,814	220,554
Total	37,143,395	68,620,969	12,342,378	27,102,825
Cost of shares repurchased	(36,204,412)	(20,739,108)	(11,431,908)	(7,770,339)
Exchanged into associated funds	(2,757,290)	(1,540,602)	(1,795,390)	(755,531)
Total	(38,961,702)	(22,279,710)	(13,227,298)	(8,525,870)
Increase (Decrease) in Net Assets from
Capital Share Transactions	(1,818,307)	46,341,259	(884,920)	18,576,955
Increase (Decrease) in Net Assets	(18,012,780)	50,949,429	(10,274,811)	22,417,544
Net Assets:
Beginning of year	95,844,492	44,895,063	46,129,863	23,712,319
End of Year*	$77,831,712	$95,844,492	$35,855,052	$46,129,863

* Including undistributed/accumulated net investment
income (loss) as follows:	$25,193	$(626)	$234,512	$148,192
See Notes to Financial Statements.

Statements of Changes in Net Assets

	TargETFund 2025		TargETFund 2035
			Year	10/2/06*
	Year Ended September 30,		Ended	to
	2008	2007	9/30/08	9/30/07
Operations:
Net investment income	$216,853	$52,664	$30,494	$17,111
Net realized gain (loss) on investments	(291,630)	356,154	(32,160)	(734)
Capital gain distributions received from
Underlying ETFs	3,778	1,061	452	—
Net change in unrealized appreciation of investments	(10,372,359)	4,103,717	(1,734,475)	102,686
Increase (Decrease) in Net Assets from
Operations	(10,443,358)	4,513,596	(1,735,689)	119,063
Distributions to Shareholders:
Net investment income:
Class A	(108,262)	(20,415)	(27,161)	(133)
Class C	(52,985)	(15,313)	(9,035)	(651)
Class D	(40,284)	(12,069)	(3,844)	(32)
Class I	(10,668)	(4,823)	(3,526)	(492)
Class R	(8,282)	(44)	(2,819)	(43)
Total	(220,481)	(52,664)	(46,385)	(1,351)
Dividends in excess of net investment income:
Class A	—	—	(1,276)	—
Class C	—	—	(424)	—
Class D	—	—	(181)	—
Class I	—	—	(165)	—
Class R	—	—	(132)	—
Total	—	—	(2,178)	—
Net realized gain on investments and
capital gain distributions:
Class A	(109,781)	(40,154)	—	—
Class C	(75,504)	(32,965)	—	—
Class D	(57,392)	(25,982)	—	—
Class I	(9,671)	(9,190)	—	—
Class R	(8,849)	(86)	—	—
Total	(261,197)	(108,377)	—	—
Return of capital:
Class A	(18,704)	—	—	—
Class C	(9,790)	—	—	—
Class D	(7,456)	—	—	—
Class I	(1,806)	—	—	—
Class R	(1,443)	—	—	—
Total	(39,199)	—	—	—
Decrease in Net Assets From Distributions	(520,877)	(161,041)	(48,563)	(1,351)

(Continued on page 24.)

* Commencement of operations.
See Notes to Financial Statements.

Statements of Changes in Net Assets
(continued)

	TargETFund 2025		TargETFund 2035
			Year	10/2/06*
	Year Ended September 30,		Ended	to
	2008	2007	9/30/08	9/30/07
Capital Share Transactions:
Net proceeds from sales of shares	16,289,523	23,616,633	6,044,255	3,834,631
Exchanged from associated funds	1,969,608	1,226,263	454,809	204,614
Investment of distributions	491,928	149,160	46,778	1,312
Total	18,751,059	24,992,056	6,545,842	4,040,557
Cost of shares repurchased	(9,780,652)	(6,468,007)	(1,127,971)	(152,156)
Exchanged into associated funds	(1,694,113)	(1,114,176)	(455,488)	—
Total	(11,474,765)	(7,582,183)	(1,583,459)	(152,156)
Increase in Net Assets from
Capital Share Transactions	7,276,294	17,409,873	4,962,383	3,888,401
Increase (Decrease) in Net Assets	(3,687,941)	21,762,428	3,178,131	4,006,113
Net Assets:
Beginning of period	41,057,666	19,295,238	4,058,763	52,650
End of Period**	$37,369,725	$41,057,666	$7,236,894	$4,058,763

* Commencement of operations.
** Including undistributed/(net of dividends in excess of)
net investment income (loss) as follows:	$(827)	$(553)	$(571)	$15,890
See Notes to Financial Statements.

Statements of Changes in Net Assets

	TargETFund 2045
	Year	10/2/06*
	Ended	to
	9/30/08	9/30/07
Operations:
Net investment income	$27,033	$5,732
Net realized gain (loss) on investments	(91,625)	5,963
Capital gain distributions received from Underlying ETFs	332	—
Net change in unrealized appreciation of investments	(1,060,080)	85,912
Increase (Decrease) in Net Assets from Operations	(1,124,340)	97,607
Distributions to Shareholders:
Net investment income:
Class A	(16,640)	(251)
Class C	(2,588)	(32)
Class D	(4,696)	(32)
Class I	(5,166)	(353)
Class R	(3,025)	(43)
Total	(32,115)	(711)
Dividends in excess of net investment income:
Class A	(413)	—
Class C	(65)	—
Class D	(117)	—
Class I	(128)	—
Class R	(75)	—
Total	(798)	—
Net realized gain on investments and capital gain distributions:
Class A	(1,993)	—
Class C	(379)	—
Class D	(688)	—
Class I	(574)	—
Class R	(388)	—
Total	(4,022)	—
Decrease in Net Assets From Distributions	(36,935)	(711)

(Continued on page 26.)

* Commencement of operations.
See Notes to Financial Statements.

Statements of Changes in Net Assets

(continued)

	TargETFund 2045
	Year	10/2/06*
	Ended	to
	9/30/08	9/30/07
Capital Share Transactions:
Net proceeds from sales of shares	5,087,742	2,510,925
Exchanged from associated funds	102,682	309,371
Investment of distributions	32,435	711
Total	5,222,859	2,821,007
Cost of shares repurchased	(1,475,781)	(148,808)
Exchanged into associated funds	(591,099)	(203,959)
Total	(2,066,880)	(352,767)
Increase in Net Assets from
Capital Share Transactions	3,155,979	2,468,240
Increase in Net Assets	1,994,704	2,565,136
Net Assets:
Beginning of period	2,617,786	52,650
End of Period**	$4,612,490	$2,617,786

* Commencement of operations.
** Including undistributed/(net of dividends in excess of) net investment income as follows:	$(466)	$5,082
See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization — Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company, or mutual fund, and consists of five separate and distinct funds (each, a “Fund” of the Series): Seligman TargETFund Core (“TargETFund Core”), Seligman TargETFund 2015 (“TargETFund 2015”), Seligman TargETFund 2025 (“TargETFund 2025”), Seligman TargETFund 2035 (“TargETFund 2035”) and Seligman TargETFund 2045 (“TargETFund 2045”).

The Series was incorporated under the laws of the state of Maryland on July 6, 2005. TargETFund Core, TargETFund 2015 and TargETFund 2025 had no operations prior to October 3, 2005 (commencement of operations) other than those relating to organizational matters and, for each Fund, the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 1,870 Class A shares of Capital Stock for $13,352 and 700 shares for each of Class C, Class D, Class I and Class R shares, each at a cost of $4,998 on September 9, 2005, and 9,500 Class A shares, each at a cost of $67,830 on September 30, 2005.

On October 2, 2006, the Series added two new Funds: TargETFund 2035 and TargETFund 2045. Prior to October 2, 2006, the new Funds had no operations other than those relating to organizational matters and, for each new fund on September 21, 2006, the sale and issuance to the Distributor of 2,500 Class A shares of Capital Stock for $20,250 and 1,000 shares for each of Class C, Class D, Class I and Class R shares, each at a cost of $8,100.

2.

Multiple Classes of Shares — Each Fund of the Series offers four classes of shares. Certain of these shares are offered only to certain types of investors. Class B shares were authorized by the Board of Directors of the Series (the “Board”) but are not currently offered.

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Funds no longer offer Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares of a Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Notes to Financial Statements

3.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Funds’ investment manager (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

The following risks apply to some or all of the exchange-traded funds (“ETFs”) in which the Funds invest. An ETF may concentrate its investments in stocks of large-, medium- or small-capitalization companies. At times, one or more of these groups of stocks has experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of the ETF may be negatively affected. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuation, government regulation, and limited liquidity as compared to other investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Because of the special risks involved with investing in securities of emerging market companies, investing in such companies should be considered speculative. Investments in real estate securities (e.g., REITs) may be subject to specific risks, such as risks to general and local economic conditions, and risks related to individual properties. To the extent that the Funds have a substantial percentage of its assets exposed to an industry or sector through its investment in ETFs, the Funds’ performance may be negatively affected if that industry or sector falls out of favor. A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. US government and other fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. High-yield securities are subject to higher volatility in yield and market value and a greater risk of loss of principal and interest than higher-rated, investment grade fixed income securities.

b.

Repurchase Agreements — Each Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Series’ custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

Notes to Financial Statements

c.

Multiple Class Allocations — For each Fund, all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2008, distribution and service fees, shareholder account services, and registration expenses were class-specific expenses.

d.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex- dividend dates. Distributions received from the Series’ investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the calendar year.

e.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend date.

f.

Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109,” requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2006-2008 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended September 30, 2008.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series (see note 11) and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the first $500 million of each Fund’s average daily net assets, 0.45% per annum of the next $500 million of each Fund’s average daily net assets and 0.40% per annum of each Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statements of Operations for each Fund was 0.50% per annum of the average daily net assets of each of the Funds.

The Manager has contractually agreed through at least January 31, 2015 to waive its fees and/or reimburse each Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% (0.11% for Class I shares) per annum of each Fund’s average daily net assets. The Manager also has voluntarily reimbursed certain additional class-specific expenses of TargETFund 2045 in order to maintain the same net asset values per share for the corresponding share classes of TargETFund 2035. Effective November 1, 2007, the Manager has discontinued making such voluntary reimbursements. For the year ended September 30, 2008, the amount of expenses reimbursed by the Manager and the amount receivable/payable at September 30, 2008 were as follows:

			Receivable from/
	Contractual	Voluntary	(Payable to)
Fund	Reimbursements	Reimbursement	Manager
TargETFund Core	$180,476	—	$10.570
TargETFund 2015	117,567	—	(1,296)
TargETFund 2025	128,591	—	2,887
TargETFund 2035	79,459	—	1,530
TargETFund 2045	74,346	$1,332	(26)

Notes to Financial Statements

For the year ended September 30, 2008, the Distributor, agent for the distribution of the Series’ shares and an affiliate of the Manager, received commissions and concessions for sales of Class A shares; and commissions were paid to dealers for sales of Class A shares as follows:

	Commissions and Concessions	Dealer
Fund	Retained by Distributor	Commissions
TargETFund Core	$15,617	$111,021
TargETFund 2015	9,521	67,697
TargETFund 2025	9,918	70,021
TargETFund 2035	1,677	11,806
TargETFund 2045	3,493	24,322

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to a Fund pursuant to the Plan. For the year ended September 30, 2008, fees incurred by TargETFund Core, TargETFund 2015, TargETFund 2025, TargETFund 2035 and TargETFund 2045 aggregated $75,197, $43,554, $45,002, $9,421 and $6,357, respectively, or 0.23%, 0.23%, 0.24%, 0.25% and 0.24%, respectively, of average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class C shares, Class D shares (only through May 16, 2008) and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C, Class D, and Class R shares for which the organizations are responsible; and fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

For the year ended September 30, 2008, fees incurred under the Plan of up to 1% per annum of the average daily net assets of Class C and Class D shares (only through May 16, 2008), and up to 0.50% per annum of the average daily net assets of Class R shares, were as follows:

	Class C		Class D		Class R
		% of Average		% of Average		% of Average
Fund	Amount	Net Assets	Amount	Net Assets	Amount	Net Assets
TargETFund Core	$319,533	1.00%	$170,693	1.00%	$47,868	0.50%
TargETFund 2015	158,766	1.00	47,551	1.00	6,881	0.50
TargETFund 2025	143,439	1.00	55,157	1.00	8,925	0.50
TargETFund 2035	14,443	1.00	3,221	1.00	3,184	0.50
TargETFund 2045	6,141	1.00	3,928	1.00	2,138	0.50

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended September 30, 2008, the Distributor and Seligman Services, Inc. received the following distribution and service fees:

	Distribution and		Distribution and
Fund	Service Fees	Fund	Service Fees
TargETFund Core	$1,685	TargETFund 2035	$344
TargETFund 2015	485	TargETFund 2045	459
TargETFund 2025	780

Notes to Financial Statements

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D (only through May 16, 2008), and Class R shares. For the year ended September 30, such charges were as follows:

Fund	Amount	Fund	Amount
TargETFund Core	$18,071	TargETFund 2035	$ 787
TargETFund 2015	10,691	TargETFund 2045	1,581
TargETFund 2025	8,511

For the year ended September 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount	Fund	Amount
TargETFund Core	$220,227	TargETFund 2035	$19,758
TargETFund 2015	98,467	TargETFund 2045	11,918
TargETFund 2025	108,290

These charges are determined in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than a Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

During the year ended September 30, 2008, certain officers and directors of the Series were officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by a Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at September 30, 2008 are included in accrued expenses and other liabilities as follows:

Fund	Amount	Fund	Amount
TargETFund Core	$1,149	TargETFund 2035	$571
TargETFund 2015	851	TargETFund 2045	558
TargETFund 2025	827

5.

Committed Line of Credit — Effective June 2008, each Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Funds incur a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of participating banks. For the year ended September 30, 2008, the Funds did not borrow from the credit facility.

Notes to Financial Statements

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, were as follows:

Fund	Purchases	Sales
TargETFund Core	$41,605,417	$43,379,527
TargETFund 2015	28,996,780	30,042,032
TargETFund 2025	32,267,504	25,417,767
TargETFund 2035	7,343,767	2,426,310
TargETFund 2045	5,435,211	2,115,400

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of a Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

For the TargETFund Core, the TargETFund 2015, the TargETFund 2025, the TargETFund 2035 and the TargETFund 2045, the tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $269,684, $180,848, $233,997, $131,480 and $161,552, respectively. At September 30, 2008, the cost of investments for federal income tax purposes for each Fund was as follows:

Fund	Tax Basis Cost	Fund	Tax Basis Cost
TargETFund Core	$87,285,724	TargETFund 2035	$9,066,664
TargETFund 2015	39,278,062	TargETFund 2045	5,841,396
TargETFund 2025	43,109,813

The tax basis components of accumulated losses at September 30, 2008 are presented below. Undistributed ordinary income primarily consists of net investment income and net realized short-term gain.

	TargETFund	TargETFund	TargETFund	TargETFund	TargETFund
	Core	2015	2025	2035	2045
Gross unrealized appreciation
of portfolio securities	$ 89,124	—	—	—	—
Gross unrealized depreciation
of portfolio securities	(9,306,641)	$(3,561,000)	$(5,886,722)	$(1,763,269)	$(1,135,720)
Net unrealized depreciation
of portfolio securities	(9,217,517)	(3,561,000)	(5,886,722)	(1,763,269)	(1,135,720)
Undistributed ordinary income	74,131	236,544	—	88,618	60,217
Unistributed net realized gain	—	8,574	—	8,812	9,743
Timing differences
(post-October losses)	(595,228)	(1,281,280)	(90,149)	—	—
Total accumulated losses	$(9,738,614)	$(4,597,162)	$(5,976,871)	$(1,665,839)	$(1,065,760)

From November 1, 2007 through September 30, 2008, the TargETFund Core, the TargETFund 2015 and the TargETFund 2025 incurred net realized capital losses of $595,228, $1,281,280 and $90,149, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009. These losses will be available to offset future taxable net gains.

Notes to Financial Statements

For the years ended September 30, 2008 and 2007, the tax characterization of distributions paid to shareholders was as follows:

	Year Ended September 30,			Year Ended September 30,
Fund	2008	2007	Fund	2008	2007
Ordinary Income:			Long-term Gain:
TargETFund Core	$2,077,058	$1,408,557	TargETFund Core	$ 96,746	—
TargETFund 2015	529,010	237,842	TargETFund 2015	249,454	—
TargETFund 2025	426,100	161,041	TargETFund 2025	55,578	—
TargETFund 2035	48,563	1,351	Return of Capital:	—	—
TargETFund 2045	36,935	711	TargETFund 2025	39,199	—

8.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

TargETFund Core
	Year Ended 9/30/08		Year Ended 9/30/07
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,709,655	$13,109,967	2,395,214	$19,188,873
Exchanged from associated funds	103,932	799,549	949,618	7,541,465
Investment of distributions	103,910	776,897	79,526	633,580
Total	1,917,497	14,686,413	3,424,358	27,363,918
Cost of shares repurchased	(2,099,513)	(16,130,309)	(1,305,201)	(10,440,190)
Exchanged into associated funds	(155,165)	(1,181,387)	(63,222)	(506,745)
Total	(2,254,678)	(17,311,696)	(1,368,423)	(10,946,935)
Increase (decrease)	(337,181)	$(2,625,283)	2,055,935	$16,416,983
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	931,118	$7,084,950	1,573,508	$12,563,695
Exchanged from associated funds	185,386	1,435,337	60,518	483,779
Investment of distributions	88,012	646,257	36,232	288,144
Converted from Class D*	3,202,636	25,391,734	—	—
Total	4,407,152	34,558,278	1,670,258	13,335,618
Cost of shares repurchased	(945,850)	(7,019,069)	(300,351)	(2,402,271)
Exchanged into associated funds	(189,971)	(1,457,087)	(93,944)	(743,225)
Total	(1,135,821)	(8,476,156)	(394,295)	(3,145,496)
Increase	3,271,331	$26,082,122	1,275,963	$10,190,122

See footnotes on page 38.

Notes to Financial Statements

TargETFund Core (continued)
	Year Ended 9/30/08†		Year Ended 9/30/07
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	599,620	$4,731,978	2,423,925	$19,339,739
Exchanged from associated funds	35,924	279,822	88,814	716,775
Investment of distributions	34,831	272,257	50,188	399,356
Total	670,375	5,284,057	2,562,927	20,455,870
Cost of shares repurchased	(1,199,336)	(9,380,519)	(772,159)	(6,248,172)
Exchanged into associated funds	(15,115)	(118,442)	(34,675)	(276,958)
Converted to Class C*	(3,202,636)	(25,391,734)	—	—
Total	(4,417,087)	(34,890,695)	(806,834)	(6,525,130)
Increase (decrease)	(3,746,712)	$(29,606,638)	1,756,093	$13,930,740
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	24,861	$189,163	36,816	$293,442
Investment of distributions	3,238	24,326	3,226	25,673
Total	28,099	213,489	40,042	319,115
Cost of shares repurchased	(62,419)	(474,986)	(16,873)	(133,522)
Increase (decrease)	(34,320)	$(261,497)	23,169	$185,593
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	965,995	$7,430,452	880,914	$7,069,622
Exchanged from associated funds	14,256	105,972	—	—
Investment of distributions	34,538	256,468	9,613	76,826
Total	1,014,789	7,792,892	890,527	7,146,448
Cost of shares repurchased	(419,565)	(3,199,529)	(187,497)	(1,514,953)
Exchanged into associated funds	(48)	(374)	(1,681)	(13,674)
Total	(419,613)	(3,199,903)	(189,178)	(1,528,627)
Increase	595,176	$4,592,989	701,349	$5,617,821

See footnotes on page 38.

Notes to Financial Statements

TargETFund 2015
	Year Ended 9/30/08†		Year Ended 9/30/07
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	634,027	$5,075,496	1,417,940	$12,319,543
Exchanged from associated funds	15,728	130,931	50,304	433,697
Investment of distributions	40,109	337,717	13,207	110,351
Total	689,864	5,544,144	1,481,451	12,863,591
Cost of shares repurchased	(533,429)	(4,312,600)	(347,994)	(2,999,250)
Exchanged into associated funds	(51,941)	(444,142)	(44,415)	(382,670)
Total	(585,370)	(4,756,742)	(392,409)	(3,381,920)
Increase	104,494	$787,402	1,089,042	$9,481,671
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	361,674	$2,913,446	860,732	$7,275,601
Exchanged from associated funds	13,991	113,548	82,817	705,973
Investment of distributions	27,480	230,011	7,500	62,626
Converted from Class D*	845,947	7,113,076	—	—
Total	1,249,092	10,370,081	951,049	8,044,200
Cost of shares repurchased	(471,556)	(3,774,884)	(265,384)	(2,291,748)
Exchanged into associated funds	(119,740)	(935,334)	(37,748)	(323,157)
Total	(591,296)	(4,710,218)	(303,132)	(2,614,905)
Increase	657,796	$5,659,863	647,917	$5,429,295
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	167,813	$1,442,169	518,512	$4,385,737
Exchanged from associated funds	19,160	152,183	78,993	680,944
Investment of distributions	14,681	122,879	4,534	37,916
Total	201,654	1,717,231	602,039	5,104,597
Cost of shares repurchased	(309,915)	(2,572,348)	(245,922)	(2,133,871)
Exchanged into associated funds	(41,784)	(342,586)	(5,700)	(49,704)
Converted to Class C*	(845,947)	(7,113,076)	—	—
Total	(1,197,646)	(10,028,010)	(251,622)	(2,183,575)
Increase (decrease)	(995,992)	$(8,310,779)	350,417	$2,921,022
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	17,219	$143,113	45,502	$387,580
Investment of distributions	2,167	18,337	1,137	9,516
Total	19,386	161,450	46,639	397,096
Cost of shares repurchased	(35,673)	(299,162)	(32,264)	(283,011)
Increase (decrease)	(16,287)	$(137,712)	14,375	$114,085
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	182,921	$1,503,552	78,287	$693,196
Exchanged from associated funds	17,430	136,126	—	—
Investment of distributions	2,719	22,870	17	145
Total	203,070	1,662,548	78,304	693,341
Cost of shares repurchased	(62,352)	(472,914)	(7,156)	(62,459)
Exchanged into associated funds	(9,585)	(73,328)	—	—
Total	(71,937)	(546,242)	(7,156)	(62,459)
Increase	131,133	$1,116,306	71,148	$630,882

See footnotes on page 38.

Notes to Financial Statements

TargETFund 2025
	Year Ended 9/30/08†		Year Ended 9/30/07
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,045,481	$8,783,925	1,207,523	$10,755,009
Exchanged from associated funds	129,538	1,151,906	59,591	517,035
Investment of distributions	25,433	225,082	6,648	56,529
Total	1,200,452	10,160,913	1,273,762	11,328,573
Cost of shares repurchased	(405,027)	(3,353,952)	(277,500)	(2,488,028)
Exchanged into associated funds	(82,436)	(644,690)	(52,790)	(449,975)
Total	(487,463)	(3,998,642)	(330,290)	(2,938,003)
Increase	712,989	$6,162,271	943,472	$8,390,570
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	418,179	$3,486,150	708,094	$6,182,584
Exchanged from associated funds	70,828	595,604	74,099	624,650
Investment of distributions	15,477	135,575	5,453	46,194
Converted from Class D*	931,190	8,099,463	—	—
Total	1,435,674	12,316,792	787,646	6,853,428
Cost of shares repurchased	(380,915)	(3,083,686)	(228,181)	(2,012,762)
Exchanged into associated funds	(84,557)	(698,187)	(35,972)	(321,320)
Total	(465,472)	(3,781,873)	(264,153)	(2,334,082)
Increase	970,202	$8,534,919	523,493	$4,519,346
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	163,574	$1,426,017	570,989	$4,909,426
Exchanged from associated funds	7,192	61,392	10,207	84,578
Investment of distributions	10,337	90,552	3,808	32,293
Total	181,103	1,577,961	585,004	5,026,297
Cost of shares repurchased	(294,551)	(2,449,665)	(111,947)	(1,010,717)
Exchanged into associated funds	(40,134)	(351,236)	(38,385)	(342,881)
Converted to Class C*	(931,191)	(8,099,463)	—	—
Total	(1,265,876)	(10,900,364)	(150,332)	(1,353,598)
Increase (decrease)	(1,084,773)	$(9,322,403)	434,672	$3,672,699
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	51,992	$442,872	109,258	$940,641
Investment of distributions	2,494	22,146	1,647	14,012
Total	54,486	465,018	110,905	954,653
Cost of shares repurchased	(74,383)	(621,203)	(69,833)	(618,025)
Increase (decrease)	(19,897)	$(156,185)	41,072	$336,628
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	250,001	$2,150,559	93,308	$828,973
Exchanged from associated funds	19,988	160,706	—	—
Investment of distributions	2,108	18,573	16	132
Total	272,097	2,329,838	93,324	829,105
Cost of shares repurchased	(32,724)	(272,146)	(37,186)	(338,475)
Increase	239,373	$2,057,692	56,138	$490,630

See footnotes on page 38.

Notes to Financial Statements

TargETFund 2035
	Year Ended 9/30/08†		10/2/06** to 9/30/07
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	381,376	$3,329,282	252,987	$2,431,150
Exchanged from associated funds	18,302	157,679	8,742	79,970
Investment of distributions	2,955	27,596	15	134
Total	402,633	3,514,557	261,744	2,511,254
Cost of shares repurchased	(61,464)	(539,281)	(7,441)	(70,820)
Exchanged into associated funds	(2,888)	(26,637)	—	—
Total	(64,352)	(565,918)	(7,441)	(70,820)
Increase	338,281	$2,948,639	254,303	$2,440,434
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	99,487	$875,634	104,534	$972,870
Exchanged from associated funds	14,807	122,682	3,589	33,874
Investment of distributions	993	9,236	70	611
Converted from Class D*	69,808	642,627	—	—
Total	185,095	1,650,179	108,193	1,007,355
Cost of shares repurchased	(14,239)	(122,032)	(2,094)	(20,124)
Exchanged into associated funds	(51,720)	(428,718)	—	—
Total	(65,959)	(550,750)	(2,094)	(20,124)
Increase	119,136	$1,099,429	106,099	$987,231
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	47,198	$445,595	14,844	$137,005
Exchanged from associated funds	—	—	9,646	90,770
Investment of distributions	355	3,304	4	32
Total	47,553	448,899	24,494	227,807
Cost of shares repurchased	(2,287)	(20,761)	(952)	(8,830)
Converted to Class C*	(69,808)	(642,627)	—	—
Total	(72,095)	(663,388)	(952)	(8,830)
Increase (decrease)	(24,542)	$(214,489)	23,542	$218,977
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	25,925	$250,776	25,349	$228,081
Investment of distributions	395	3,691	56	492
Total	26,320	254,467	25,405	228,573
Cost of shares repurchased	(17,017)	(143,560)	(5,388)	(52,382)
Increase	9,303	$110,907	20,017	$176,191
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	129,195	$1,142,968	6,938	$65,525
Exchanged from associated funds	20,596	174,448	—	—
Investment of distributions	316	2,951	5	43
Total	150,107	1,320,367	6,943	65,568
Cost of shares repurchased	(36,461)	(302,337)	—	—
Exchanged into associated funds	(16)	(133)	—	—
Total	(36,477)	(302,470)	—	—
Increase	113,630	$1,017,897	6,943	$65,568

See footnotes on page 38.

Notes to Financial Statements

TargETFund 2045
	Year Ended 9/30/08†		10/2/06 ** to 9/30/07
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	322,672	$2,813,212	139,786	$1,339,030
Exchanged from associated funds	7,033	64,241	24,278	221,975
Investment of distributions	1,823	17,025	29	251
Total	331,528	2,894,478	164,093	1,561,256
Cost of shares repurchased	(71,152)	(602,824)	(4,946)	(49,159)
Exchanged into associated funds	—	—	(21,515)	(203,959)
Total	(71,152)	(602,824)	(26,461)	(253,118)
Increase	260,376	$2,291,654	137,632	$1,308,138
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	21,135	$179,907	36,294	$345,424
Exchanged from associated funds	4,344	36,941	2,819	27,171
Investment of distributions	326	3,030	4	32
Converted from Class D*	86,887	801,460	—	—
Total	112,692	1,021,338	39,117	372,627
Cost of shares repurchased	(30,085)	(256,612)	(2)	(19)
Exchanged into associated funds	(9,185)	(75,528)	—	—
Total	(39,270)	(332,140)	(2)	(19)
Increase	73,422	$689,198	39,115	$372,608
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	68,858	$646,552	18,997	$178,929
Exchanged from associated funds	150	1,500	6,516	60,225
Investment of distributions	325	3,023	3	32
Total	69,333	651,075	25,516	239,186
Cost of shares repurchased	(5,825)	(50,466)	(1,707)	(15,894)
Exchanged into associated funds	(1,336)	(13,121)	—	—
Converted to Class C*	(86,981)	(801,460)	—	—
Total	(94,142)	(865,047)	(1,707)	(15,894)
Increase (decrease)	(24,809)	$(213,972)	23,809	$223,292
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	68,684	$617,457	42,052	$377,140
Investment of distributions	629	5,869	40	353
Total	69,313	623,326	42,092	377,493
Cost of shares repurchased	(55,722)	(485,278)	(9,186)	(83,736)
Increase	13,591	$138,048	32,906	$293,757
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	96,497	$830,614	29,157	$270,402
Investment of distributions	373	3,488	5	43
Total	96,870	834,102	29,162	270,445
Cost of shares repurchased	(9,900)	(80,601)	—	—
Exchanged into associated funds	(59,251)	(502,450)	—	—
Total	(69,151)	(583,051)	—	—
Increase	27,719	$251,051	29,162	$270,445

† October 1, 2007 to May 16, 2008, in the case of Class D shares.
* Effective May 16, 2008, Class D shares converted to Class C shares.
** Commencement of operations.

Notes to Financial Statements

9.

Other Matters — In late 2003, J. & W. Seligman & Co. Incorporated (“JWS”) conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001- 2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments, LLC (“RiverSource”) and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.

Recent Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

11.

Subsequent Events — On November 7, 2008, RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of JWS. With the Acquisition completed and shareholders of each Seligman TargETFund Core, Seligman TargETFund 2025 and Seligman TargETFund 2035 having previously approved at a Special Meeting held on November 3, 2008, and Seligman TargETFund 2015 and Seligman TargETFund 2045 having previously approved at an adjourned Special Meeting held on November 6, 2008, a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource, RiverSource is the new investment manager of the Funds effective November 7, 2008. RiverSource Investments will continue the contractual fee waiver/expense reimbursement arrangements currently in effect for the Series.

Subsequent to September 30, 2008, conditions in the worldwide debt and equity markets have continued to deteriorate significantly. These conditions have had a negative effect on the market value of the Funds’ investments since September 30, 2008.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Fund for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, fees or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year. The ratios of expenses to average net assets and of net investment income (loss) to average net assets do not reflect the expenses of underlying ETFs in which a Fund invests.

TargETFund Core
	CLASS A				CLASS C
			10/3/05*				10/3/05*
	Year Ended September 30,		to		Year Ended September 30,		to
	2008	2007	9/30/06		2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$8.18	$7.60	$7.14		$8.18	$7.61	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.21	0.17	0.17		0.15	0.10	0.12
Net realized and unrealized gain (loss) on investments	(1.38)	0.60	0.43		(1.38)	0.60	0.44
Total from Investment Operations	(1.17)	0.77	0.60		(1.23)	0.70	0.56
Less Distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.14)		(0.15)	(0.11)	(0.09)
Distributions from net realized capital gain	(0.01)	(0.02)	ø		(0.01)	(0.02)	ø
Total Distributions	(0.22)	(0.19)	(0.14)		(0.16)	(0.13)	(0.09)
Net Asset Value, End of Period	$6.79	$8.18	$7.60		$6.79	$8.18	$7.61
Total Return	(14.56)%	10.14%	8.58%		(15.21)%	9.20%	8.03%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$25,512	$33,497	$15,505		$41,903	$23,725	$12,350
Ratio of expenses to average net assets	0.96%	0.97%	0.98	%†	1.73%	1.73%	1.73	%†
Ratio of net investment income to average net assets	2.80%	2.06%	2.34	%†	2.03%	1.30%	1.59	%†
Portfolio turnover rate	45.75%	33.35%	21.70%		45.75%	33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.16%	1.16%	1.51	%†	1.93%	1.92%	2.26	%†
Ratio of net investment income to average net assets	2.60%	1.87%	1.81	%†	1.83%	1.11%	1.06	%†

See footnotes on page 52.

Financial Highlights

TargETFund Core
	CLASS D			CLASS I
	10/1/07	Year	10/3/05*			10/3/05*
	to	Ended	to	Year Ended September 30,		to
	5/16/08øø	9/30/07	9/30/06	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$8.18	$7.60	$7.14	$8.18	$7.61	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.08	0.10	0.12	0.24	0.19	0.20
Net realized and unrealized gain (loss)
on investments	(0.24)	0.61	0.43	(1.39)	0.60	0.43
Total from Investment Operations	(0.16)	0.71	0.55	(1.15)	0.79	0.63
Less Distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.09)	(0.23)	(0.20)	(0.16)
Distributions from net realized capital gain	(0.01)	(0.02)	ø	(0.01)	(0.02)	ø
Total Distributions	(0.09)	(0.13)	(0.09)	(0.24)	(0.22)	(0.16)
Net Asset Value, End of Period	$7.93	$8.18	$7.60	$6.79	$8.18	$7.61
Total Return	(2.01)%	9.34%	7.88%	(14.28)%	10.43%	9.03%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—	$30,654	$15,138	$513	$899	660
Ratio of expenses to average net assets	1.73% †	1.73%	1.73% †	0.61%	0.61%	$0.61% †
Ratio of net investment income to
average net assets	1.71% †	1.30%	1.59% †	3.15%	2.42%	2.71% †
Portfolio turnover rate	45.75% †††	33.35%	21.70%	45.75%	33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.89% †	1.92%	2.26% †	1.44%	0.97%	0.90% †
Ratio of net investment income to average
net assets	1.55% †	1.11%	1.06% †	2.32%	2.06%	2.42% †

See footnotes on page 52.

Financial Highlights

TargETFund Core
	CLASS R
			10/3/05*
	Year Ended September 30,		to
	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$8.17	$7.59	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.19	0.14	0.15
Net realized and unrealized gain (loss) on investments	(1.38)	0.60	0.43
Total from Investment Operations	(1.19)	0.74	0.58
Less Distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.13)
Distributions from net realized capital gain	(0.01)	(0.02)	ø
Total Distributions	(0.20)	(0.16)	(0.13)
Net Asset Value, End of Period	$6.78	$8.17	$7.59
Total Return	(14.80)%	9.82%	8.32%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,904	$7,069	$1,242
Ratio of expenses to average net assets	1.23%	1.23%	1.23% †
Ratio of net investment income to average net assets	2.53%	1.80%	2.09% †
Portfolio turnover rate	45.75%	33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.43%	1.42%	1.76% †
Ratio of net investment income to average net assets	2.33%	1.61%	1.56% †

See footnotes on page 52.

Financial Highlights

TargETFund 2015
	CLASS A			CLASS C
			10/3/05*			10/3/05*
	Year Ended September 30,		to	Year Ended September 30,		to
	2008	2007	9/30/06	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$8.91	$7.86	$7.14	$8.85	$7.84	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.13	0.10	0.08	0.07	0.04	0.03
Net realized and unrealized gain (loss)
on investments	(1.78)	1.03	0.69	(1.75)	1.02	0.71
Total from Investment Operations	(1.65)	1.13	0.77	(1.68)	1.06	0.74
Less Distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.05)	(0.08)	(0.04)	(0.04)
Distributions from net realized capital gain	(0.07)	(0.01)	—	(0.07)	(0.01)	—
Total Distributions	(0.16)	(0.08)	(0.05)	(0.15)	(0.05)	(0.04)
Net Asset Value, End of Period	$7.10	$8.91	$7.86	$7.02	$8.85	$7.84
Total Return	(18.82)%	14.53%	10.78%	(19.33)%	13.56%	10.43%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$17,022	$20,413	$9,452	$16,784	$15,347	$8,506
Ratio of expenses to average net assets	0.96%	0.96%	0.98% †	1.73%	1.73%	1.73% †
Ratio of net investment income to average
net assets	1.66%	1.20%	1.12% †	0.89%	0.43%	0.37% †
Portfolio turnover rate	70.11%	18.73%	11.63%	70.11%	18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.24%	1.27%	1.88% †	2.01%	2.04%	2.63% †
Ratio of net investment income (loss) to
average net assets	1.38%	0.89%	0.22% †	0.61%	0.12%	(0.53)% †

See footnotes on page 52.

Financial Highlights

TargETFund 2015
	CLASS D			CLASS I
	10/1/07	Year	10/3/05*			10/3/05*
	to	Ended	to	Year Ended September 30,		to
	5/16/08øø	9/30/07	9/30/06	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$8.85	$7.84	$7.14	$8.95	$7.88	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.04	0.04	0.03	0.16	0.13	0.11
Net realized and unrealized gain (loss)
on investments	(0.33)	1.02	0.71	(1.78)	1.03	0.68
Total from Investment Operations	(0.29)	1.06	0.74	(1.62)	1.16	0.79
Less Distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.04)	(0.10)	(0.08)	(0.05)
Distributions from net realized capital gain	(0.07)	(0.01)	—	(0.07)	(0.01)	—
Total Distributions	(0.15)	(0.05)	(0.04)	(0.17)	(0.09)	(0.05)
Net Asset Value, End of Period	$8.41	$8.85	$7.84	$7.16	$8.95	$7.88
Total Return	(3.36)%	13.56%	10.43%	(18.42)%	14.84%	11.11%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—	$8,818	$5,059	$604	$901	$680
Ratio of expenses to average net assets	1.73% †	1.73%	1.73% †	0.61%	0.61%	0.61% †
Ratio of net investment income to average
net assets	0.75% †	0.43%	0.37% †	2.01%	1.55%	1.49% †
Portfolio turnover rate	70.11% †††	18.73%	11.63%	70.11%	18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.03% †	2.04%	2.63% †	1.09%	1.01%	1.02% †
Ratio of net investment income (loss) to
average net assets	0.45% †	0.12%	(0.53%) †	1.53%	1.15%	1.08% †

See footnotes on page 52.

Financial Highlights

TargETFund 2015
	CLASS R
			10/3/05*
	Year Ended September 30,		to
	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$8.89	$7.85	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.11	0.08	0.06
Net realized and unrealized gain (loss) on investments	(1.76)	1.03	0.70
Total from Investment Operations	(1.65)	1.11	0.76
Less Distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.05)
Distributions from net realized capital gain	(0.07)	(0.01)	—
Total Distributions	(0.16)	(0.07)	(0.05)
Net Asset Value, End of Period	$7.08	$8.89	$7.85
Total Return	(18.89)%	14.20%	10.63%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,446	$650	$16
Ratio of expenses to average net assets	1.23%	1.23%	1.23%†
Ratio of net investment income to average net assets	1.39%	0.93%	0.87%†
Portfolio turnover rate	70.11%	18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.51%	1.54%	2.13%†
Ratio of net investment income (loss) to average net assets	1.11%	0.62%	(0.03)%†

See footnotes on page 52.

Financial Highlights

TargETFund 2025
	CLASS A				CLASS C
			10/3/05*				10/3/05*
	Year Ended September 30,		to		Year Ended September 30,		to
	2008	2007	9/30/06		2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$9.26	$7.87	$7.14		$9.17	$7.84	$7.14
Income (Loss) from Investment Operations:
Net investment income (loss)	0.07	0.05	0.03		0.01	(0.02)	(0.03)
Net realized and unrealized gain (loss)
on investments	(2.08)	1.40	0.74		(2.07)	1.40	0.77
Total from Investment Operations	(2.01)	1.45	0.77		(2.06)	1.38	0.74
Less Distributions:
Dividends from net investment income	(0.05)	(0.05)	—		(0.03)	—	—
Distributions from net realized capital gain	(0.05)	(0.01)	(0.04)		(0.05)	(0.05)	(0.04)
Return of capital	(0.01)	—	—		(0.01)	—	—
Total Distributions	(0.11)	(0.06)	(0.04)		(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$7.14	$9.26	$7.87		$7.02	$9.17	$7.84
Total Return	(21.91)%	18.53%	10.87%		(22.61)%	17.63%	10.42%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$17,771	$16,464	$6,564		$16,235	$12,303	$6,412
Ratio of expenses to average net assets	0.97%	0.97%	0.98	%†	1.73%	1.73%	1.73%†
Ratio of net investment income (loss) to
average net assets	0.86%	0.59%	0.34	%†	0.10%	(0.17)%	(0.41)%†
Portfolio turnover rate	60.69%	11.66%	16.54%		60.69%	11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.28%	1.34%	2.01	%†	2.04%	2.10%	2.76%†
Ratio of net investment income (loss) to average net assets	0.55%	0.22%	(0.69	)%†	(0.21)%	(0.54)%	(1.44)%†

See footnotes on page 52.

Financial Highlights

TargETFund 2025
	CLASS D				CLASS I
	10/1/07		Year	10/3/05*			10/3/05*
	to		Ended	to	Year Ended September 30,		to
	5/16/08øø		9/30/07	9/30/06	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$9.17		$7.84	$7.14	$9.30	$7.88	$7.14
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01		(0.02)	(0.03)	0.10	0.08	0.05
Net realized and unrealized gain (loss)
on investments	(0.39)		1.40	0.77	(2.10)	1.41	0.73
Total from Investment Operations	(0.38)		1.38	0.74	(2.00)	1.49	0.78
Less Distributions:
Dividends from net investment income	(0.03)		—	—	(0.06)	(0.06)	—
Distributions from net realized capital gain	(0.05)		(0.05)	(0.04)	(0.05)	(0.01)	(0.04)
Return of capital	(0.01)		—	—	(0.01)	—	—
Total Distributions	(0.09)		(0.05)	(0.04)	(0.12)	(0.07)	(0.04)
Net Asset Value, End of Period	$8.70		$9.17	$7.84	$7.18	$9.30	$7.88
Total Return	(4.09)%		17.63%	10.42%	(21.75)%	19.01%	11.05%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—		$9,948	$5,097	$1,254	$1,809	$1,209
Ratio of expenses to average net assets	1.73	%†	1.73%	1.73%†	0.62%	0.61%	0.61%†
Ratio of net investment income (loss) to
average net assets	0.21	%†	(0.17)%	(0.41)%†	1.21%	0.95%	0.71%†
Portfolio turnover rate	60.69	%†††	11.66%	16.54%	60.69%	11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.04	%†	2.10%	2.76%†	0.90%	0.97%	1.02%†
Ratio of net investment income (loss) to
average net assets	(0.10	)%†	(0.54)%	(1.44)%†	0.93%	0.59%	0.31%†

See footnotes on page 52.

Financial Highlights

TargETFund 2025
	CLASS R
			10/3/05*
	Year Ended September 30,		to
	2008	2007	9/30/06
Per Share Data:
Net Asset Value, Beginning of Period	$9.23	$7.86	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investments	(2.07)	1.40	0.75
Total from Investment Operations	(2.02)	1.43	0.76
Less Distributions:
Dividends from net investment income	(0.05)	(0.03)	—
Distributions from net realized capital gain	(0.05)	(0.03)	(0.04)
Return of capital	(0.01)	—	—
Total Distributions	(0.11)	(0.06)	(0.04)
Net Asset Value, End of Period	$7.10	$9.23	$7.86
Total Return	(22.12)%	18.27%	10.72%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,109	$534	$14
Ratio of expenses to average net assets	1.23%	1.23%	1.23	%†
Ratio of net investment income to average net assets	0.60%	0.33%	0.09	%†
Portfolio turnover rate	60.69%	11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.54%	1.60%	2.26	%†
Ratio of net investment income (loss) to average net assets	0.29%	(0.04)%	(0.94	)%†

See footnotes on page 52.

Financial Highlights

TargETFund 2035
	CLASS A			CLASS C			CLASS D
	Year	10/2/06**		Year	10/2/06**		10/1/07		10/2/06**
	Ended	to		Ended	to		to		to
	9/30/08	9/30/07		9/30/08	9/30/07		5/16/08øø		9/30/07
Per Share Data:
Net Asset Value, Beginning of Period	$9.74	$8.10		$9.70	$8.10		$9.70		$8.10
Income (Loss) from Investment Operations:
Net investment income (loss)	0.06	0.14		(0.01)	0.07		—		0.07
Net realized and unrealized gain (loss)
on investments	(2.26)	1.55		(2.24)	1.56		(0.42)		1.56
Total from Investment Operations	(2.20)	1.69		(2.25)	1.63		(0.42)		1.63
Less Distributions:
Dividends from net investment income	(0.08)	(0.05)		(0.06)	(0.03)		(0.06)		(0.03)
Dividends in excess of net investment income (0.01)		—		(0.01)	—		(0.01)		—
Total Distributions	(0.09)	(0.05)		(0.07)	(0.03)		(0.07)		(0.03)
Net Asset Value, End of Period	$7.45	$9.74		$7.38	$9.70		$9.21		$9.70
Total Return	(22.78)%	20.97%		(23.34)%	20.19%		(4.33)%		20.19%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,436	$2,500		$1,669	$1,038		—		$238
Ratio of expenses to average net assets	0.98%	0.14	%†	1.73%	0.35	%†	1.73	%†	0.63	%†
Ratio of net investment income (loss) to
average net assets	0.68%	1.20	%†	(0.07)%	0.99	%†	0.07	%†	0.71	%†
Portfolio turnover rate	37.95%	3.49%		37.95%	3.49%		37.95	%†††	3.49%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.22%	6.48	%†	2.97%	7.23	%†	3.20	%†	7.23	%†
Ratio of net investment loss to
average net assets	(0.56)%	(5.14	)%†	(1.31)%	(5.89	)%†	(1.40	)%†	(5.89	)%†

See footnotes on page 52.

Financial Highlights

TargETFund 2035
	CLASS I			CLASS R
	Year	10/2/06**		Year	10/2/06**
	Ended	to		Ended	to
	9/30/08	9/30/07		9/30/08	9/30/07
Per Share Data:
Net Asset Value, Beginning of Period	$9.74	$8.10		$9.74	$8.10
Income (Loss) from Investment Operations:
Net investment income	0.09	0.17		0.04	0.11
Net realized and unrealized gain (loss) on investments	(2.26)	1.53		(2.25)	1.57
Total from Investment Operations	(2.17)	1.70		(2.21)	1.68
Less Distributions:
Dividends from net investment income	(0.10)	(0.06)		(0.04)	(0.04)
Dividends in excess of net investment income	—	—		(0.05)	—
Total Distributions	(0.10)	(0.06)		(0.09)	(0.04)
Net Asset Value, End of Period	$7.47	$9.74		$7.44	$9.74
Total Return	(22.51)%	21.04%		(22.92)%	20.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$227	$205		$905	$77
Ratio of expenses to average net assets	0.61%	0.00	%†	1.23%	0.00	%†
Ratio of net investment income to average net assets	1.05%	2.53	%†	0.43%	1.47	%†
Portfolio turnover rate	37.95%	3.49%		37.95%	3.49%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.46%	2.98	%†	2.47%	6.72	%†
Ratio of net investment income (loss) to average net assets	0.20%	(1.64	)%†	(0.81)%	(5.38	)%†

See footnotes on page 52.

Financial Highlights

TargETFund 2045
	CLASS A			CLASS C			CLASS D
	Year	10/2/06**		Year	10/2/06**		10/1/07		10/2/06**
	Ended	to		Ended	to		to		to
	9/30/08	9/30/07		9/30/08	9/30/07		5/16/08øø		9/30/07
Per Share Data:
Net Asset Value, Beginning of Period	$9.74	$8.10		$9.70	$8.10		$9.70		$8.10
Income (Loss) from Investment Operations:
Net investment income	0.06	0.07		—	—		0.01		—
Net realized and unrealized gain (loss)
on investments	(2.25)	1.62		(2.24)	1.63		(0.43)		1.63
Total from Investment Operations	(2.19)	1.69		(2.24)	1.63		(0.42)		1.63
Less Distributions:
Dividends from net investment income	(0.07)	(0.05)		—	—		(0.01)		—
Dividends in excess of net investment income	(0.01)	—		(0.06)	(0.03)		(0.05)		(0.03)
Distributions from net realized capital gain	(0.01)	—		(0.01)	—		(0.01)		—
Total Distributions	(0.09)	(0.05)		(0.07)	(0.03)		(0.07)		(0.03)
Net Asset Value, End of Period	$7.46	$9.74		$7.39	$9.70		$9.21		$9.70
Total Return	(22.70)%	20.97%		(23.22)%	20.19%		(4.32)%		20.19%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,987	$1,365		$839	$389		—		$241
Ratio of expenses to average net assets	0.96%	0.63	%†	1.70%	1.29	%†	1.68	%†	1.33	%†
Ratio of net investment income (loss) to
average net assets	0.73%	0.71	%†	(0.01)%	0.05	%†	0.21	%†	0.01	%†
Portfolio turnover rate	48.07%	34.04%		48.07%	34.04%		48.07	%†††	34.04%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.72%	11.04	%†	3.47%	11.78	%†	3.77	%†	11.78	%†
Ratio of net investment loss to
average net assets	(1.03)%	(9.70	)%†	(1.78)%	(10.44	)%†	(1.88	)%†	(10.44	)%†

See footnotes on page 52.

Financial Highlights

TargETFund 2045
	CLASS I			CLASS R
	Year	10/2/06**		Year	10/2/06**
	Ended	to		Ended	to
	9/30/08	9/30/07		9/30/08	9/30/07
Per Share Data:
Net Asset Value, Beginning of Period	$9.74	$8.10		$9.74	$8.10
Income (Loss) from Investment Operations:
Net investment income	0.10	0.10		0.04	0.05
Net realized and unrealized gain (loss) on investments	(2.27)	1.60		(2.25)	1.63
Total from Investment Operations	(2.17)	1.70		(2.21)	1.68
Less Distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.05)	(0.04)
Dividends in excess of net investment income	—	—		(0.02)	—
Distributions from net realized capital gain	(0.01)	—		(0.01)	—
Total Distributions	(0.09)	(0.06)		(0.08)	(0.04)
Net Asset Value, End of Period	$7.48	$9.74		$7.45	$9.74
Total Return	(22.45)%	21.04%		(22.85)%	20.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$355	$330		$431	$294
Ratio of expenses to average net assets	0.58%	0.20	%†	1.20%	0.60	%†
Ratio of net investment income to average net assets	1.11%	1.14	%†	0.49%	0.74	%†
Portfolio turnover rate	48.07%	34.04%		48.07%	34.04%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.44%	3.78	%†	2.97%	11.28	%†
Ratio of net investment income (loss) to average net assets	0.25%	(2.44	)%†	(1.28)%	(9.94	)%†

*	Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.
**	Commencement of operations. Total return is calculated from the opening of business on October 2, 2006.
†	Annualized.
††	The Manager reimburses certain expenses of the Fund.
†††	Computed at the Fund level for the year ended September 30, 2008.
ø	A short-term gain of $0.004 per share was paid.
øø	Date of conversion to Class C shares. See Notes to Financial Statements.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman TargetHorizon ETF Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Seligman TargetHorizon ETF Portfolios, Inc. (the “Funds”) comprising Seligman TargETFund Core, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, and Seligman TargETFund 2045 as of September 30, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Seligman TargetHorizon ETF Portfolios, Inc. as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 26, 2008

Proxy Results

Shareholders of Seligman TargetHorizon ETF Portfolios, Inc. voted on the following proposals at the Special Meeting of Shareholders held on November 3, 2008 and November 6, 2008. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

TargETFund Core
For	Against	Abstain
5,118,128.955	249,220.128	254,182.956
TargETFund 2015
For	Against	Abstain
2,243,824.637	102,131.548	196.810
TargETFund 2025
For	Against	Abstain
2,869,876.629	150,829.016	97,541.512
TargETFund 2035
For	Against	Abstain
364,031.988	2,585.000	7,506.000
TargETFund 2045
For	Against	Abstain
281,860.632	1,573.000	8,332.955

Proposal 2

To elect 10 directors to the Board:

	For	Withheld
Kathleen Blatz	13,472,755.327	1,096,654.352
Arne H. Carlson	13,470,420.327	1,098,989.352
Pamela G. Carlton	13,474,260.873	1,095,148.806
Patricia M. Flynn	13,471,915.873	1,097,493.806
Anne P. Jones	13,463,412.327	1,105,997.352
Jeffrey Laikind	13,471,925.873	1,097,483.806
Stephen R. Lewis, Jr.	13,478,933.873	1,090,475.806
Catherine James Paglia	13,471,915.873	1,097,493.806
Alison Taunton-Rigby	13,471,915.873	1,097,493.806
William F. Truscott	13,481,268.873	1,088,140.806

Matters Relating to the Directors’
Consideration of the Approval of
the Investment Management
Services Agreement

In the discussion below, the term “Fund” refers to Seligman TargetHorizon ETF Portfolios, Inc., and the term “Series” refers to the Seligman TargETFund Core, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035 and Seligman TargETFund 2045.

Background

On July 7, 2008 RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction results in the automatic termination of the Fund’s management agreement with Seligman relating to each Series (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the directors of the Fund, of which each Series is a separate series, unanimously approved an investment management agreement with RiverSource in respect of each Series (the “Proposed Advisory Agreement”). At the special meeting of shareholders of the Fund held on November 3, 2008, the shareholders of each Series approved the Proposed Advisory Agreement in respect of such Series. The Transaction closed on November 7, 2008 and upon the closing, RiverSource became the investment adviser to each Series.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approvals by, Seligman, RiverSource and Ameriprise. In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approvals with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund (and each Series) with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund (and each Series), and the overall arrangements between the Fund (and each Series) and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund (and each Series) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

Matters Relating to the Directors’
Consideration of the Approval of
the Investment Management
Services Agreement

(iv)

that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund (and each Series) or its shareholders;

(v)

that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund (and each Series) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Series was satisfactory;

(vi)

the potential benefits to the Fund (and each Series) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Fund (and each Series); and the potential for realization of economies of scale over time since the Fund (and each Series) will be part of a much larger fund complex;

(vii)	the fact that each Series’ total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(viii)	that RiverSource, and not the Fund or Series, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund (and each Series);

(x)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xi)

that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund (and each Series); and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations of the Fund (and each Series), the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it and its compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Fund and (each Series).

The directors noted the professional experience and qualifications of the current portfolio management team of each Series and other senior personnel of RiverSource. The directors considered a report by the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for funds managed by RiverSource. The directors also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports con-

Matters Relating to the Directors’
Consideration of the Approval of
the Investment Management
Services Agreement

cerning such selection and that RiverSource would provide similar reports in the future. As administrative services (provided under each Seligman Management Agreement) would be provided to the Fund (and each Series) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s role in coordinating the activities of the Fund’s and Series’ other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund and each Series to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund (and each Series) under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Series and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s financial condition based on information provided by it.

The directors noted that the proposed fees under the Proposed Advisory Agreement in respect of a Series were the same as provided under the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with each Series was not excessive.

Fall-Out Benefits

The directors considered that broker dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which will become an affiliate of RiverSource following the Transaction) will receive 12b-1 fees from the Series in respect of shares held in certain accounts, and that such Series’ distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Series and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Series. The directors recognized that RiverSource’s profitability would be somewhat lower without these benefits. The directors noted that RiverSource may derive reputational and other benefits from their association with the Series.

Investment Results

The directors receive and review detailed performance information on each Series at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement.

The directors reviewed performance information on each Series covering a wide range of periods, including the first six months of the calendar year, the period from inception through 2007 and for the 2006 calendar year or,

Matters Relating to the Directors’
Consideration of the Approval of
the Investment Management
Services Agreement

for the Seligman TargETFund 2035 and Seligman TargETFund 2045, the last three months of 2006. For most of these periods the directors reviewed information comparing each Series to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices, to a group of competitor funds selected by Seligman and, where applicable, similar RiverSource funds. The directors also reviewed information about portfolio turnover rates of each Series compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds.

The directors noted that each Series had two portfolio managers at such time and that RiverSource had proposed that one of them would run each Series after completion of the Transaction. The directors also noted that the Series were relatively recently launched and had a limited performance history.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of a Series.

Seligman TargETFund Core. The directors reviewed information comparing the Series to the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds Unaffiliated Average and the Dow Jones Target Today Index, as well as performance relative to the other funds in Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds Unaffiliated Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results generally lagged its benchmarks, although it exceeded all but the Lipper Fund of Funds benchmark in 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Series’ investment results since inception had been satisfactory.

Seligman TargETFund 2015. The directors reviewed information comparing the Series to the Lipper Mixed-Asset Target 2020 Funds Average, the Lipper Fund of Funds Unaffiliated Average and the Dow Jones Target 2015 Index, as well as performance relative to the other funds in the Lipper Mixed-Asset Target 2020 Funds Average, the Lipper Fund of Funds Unaffiliated Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results were above each of its benchmarks in 2006, but otherwise generally lagged its benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the directors concluded that the Series’ investment results since inception had been satisfactory.

Seligman TargETFund 2025. The directors reviewed information comparing the Series to the Lipper Mixed-Asset Target 2030 Funds Average, the Lipper Fund of Funds Unaffiliated Average and the Dow Jones Target 2025 Index, as well as performance relative to the other funds in the Lipper Mixed-Asset Target 2030 Funds Average, the Lipper Fund of Funds Unaffiliated Average and to a group of competitor funds selected by Seligman. The directors noted that the Series’ results were above its competitor and Lipper Mixed-Asset benchmarks for the first six months of 2008 and the period from inception through the first six months of 2008, as well as exceeding all benchmarks in 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Series’ investment results since inception had been satisfactory.

Seligman TargETFund 2035. The directors reviewed information comparing the Series to the Lipper Mixed-Asset Target 2030+ Funds Average, the Lipper Fund of Funds Unaffiliated Average, the Dow Jones Target 2035 Index, as well as performance relative to a group of competitor funds selected by Seligman. The directors noted that the Series’ results were above its benchmarks for 2006 and the annualized period from inception through the first six months of 2008, other than the Dow Jones benchmark, but otherwise were mixed against its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Series’ investment results since inception had been satisfactory.

Matters Relating to the Directors’
Consideration of the Approval of
the Investment Management
Services Agreement

Seligman TargETFund 2045. The directors reviewed information comparing the Series to the Lipper Mixed-Asset Target 2030+ Funds Average, the Lipper Fund of Funds Unaffiliated Average and the Dow Jones Target 2045 Index, as well as performance relative to a group of competitor funds selected by Seligman. The directors noted that the Series’ results were above its benchmarks for 2006 and the annualized period from inception through the first six months of 2008, other than the Dow Jones benchmark, but otherwise were mixed against its benchmarks. The directors noted that the Series’ results were above its competitor benchmark for the first six months of 2008, but lagged the other benchmarks for that period. Taking into account these comparisons and the other factors considered, the directors concluded that the Series’ investment results since inception had been satisfactory.

Management Fees and Other Expenses

The directors considered the proposed advisory fee rate to be paid by each Series to RiverSource, which is the same as the management fee rate currently paid by each Series. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The directors noted that in each case the effective advisory fee rate for a RiverSource fund was lower than the proposed advisory fee rate for the corresponding Series. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared each Series’ proposed advisory fee rate to the rate paid by the other funds in the applicable Lipper classification category relating to the Series and the Lipper Fund of Funds Unaffiliated category (each a “peer group”). In considering the proposed advisory fee rates, the directors noted that each Series’ current management fee rate covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to each Series pursuant to separate administrative services agreements initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without shareholder approval, although RiverSource noted that, at the time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors also reviewed each Series’ total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of each Series, the directors noted that each Series has elected to have shareholder services provided at cost by SDC. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Series and their shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The directors noted that they had concluded in their most recent continuance considerations regarding the Seligman Management Agreement that the management fee and total expense ratio for each Series were at an acceptable level in light of the quality of services provided to each Series and in comparison to the Series’ peer group; that the advisory fee would not be increased and would stay the same for each Series; that the total expense ratio had not changed materially since that determination; and that RiverSource had represented that the overall expenses for the Series were not expected to be adversely affected by the Transaction. On that basis, the directors concluded that the total expense ratio and proposed advisory fee for each Series anticipated to result from the proposed arrangements with RiverSource was acceptable. The directors noted that for each Series, the total expense ratio had been slightly reduced since the time of the most recent consideration approval.

Matters Relating to the Directors’
Consideration of the Approval of
the Investment Management
Services Agreement

Economies of Scale

The directors noted that the management fee schedules for each Series does contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to any Series’ breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that each Series’ breakpoint arrangements were acceptable under its circumstances. The directors also recognized that each Series may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors and Officers

Shareholders elect a Board of Directors that oversees a Fund’s operations. In connection with the acquisition of the Series’ prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Series voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Series’ Board. Messrs. Maher and Richie served on the Series’ Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Series	and Other Information

Kathleen Blatz (54)[1,2,6,7]	Attorney. Formerly, Chief Justice, Minnesota Supreme Court,
• Director: From	1998-2006.
November 7, 2008

Arne H. Carlson (73)[1,2,3,5,6]	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of
• Director: From	Minnesota.
November 7, 2008

Pamela G. Carlton (53)[4,6,7]	President, Springboard – Partners in Cross Cultural Leadership (con-
• Director: From	sulting company).
November 7, 2008

Patricia M. Flynn (57)[1,3,6]	Trustee Professor of Economics and Management, Bentley College.
• Director: From	Formerly, Dean, McCallum Graduate School of Business, Bentley
November 7, 2008	College.

Anne P. Jones (73)[1,2,6,7]	Attorney and Consultant.
• Director: From
November 7, 2008

Jeffrey Laikind, CFA (72)[4,6,7]	Director, American Progressive Insurance. Formerly, Managing
• Director: From	Director, Shikiar Asset Management.
November 7, 2008

Stephen R. Lewis, Jr. (69)[1,2,3,4,6]	President Emeritus and Professor of Economics, Carleton College;
• Director and Chairman	Director, Valmont Industries, Inc. (manufactures irrigation systems).
of the Board: From
November 7, 2008

See footnotes on page 64.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Series	and Other Information

John F. Maher (64)[4,6,7]	Retired President and Chief Executive Officer, and former Director,
• Director: December 2006	Great Western Financial Corporation (bank holding company) and its
to Date	principal subsidiary, Great Western Bank (a federal savings bank).

Catherine James Paglia (55)[2,3,4,5,6]	Director, Enterprise Asset Management, Inc. (private real estate and
• Director: From	asset management company).
November 7, 2008

Leroy C. Richie (66)[3,4,6]	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control
• Director: 2000 to Date	Technologies, LLC (auto vibration technology); Lead Outside Director,
Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas explora-
tion and production); Director and Chairman, Highland Park Michigan
Economic Development Corp.; and Chairman, Detroit Public Schools
Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards
Worldwide, Inc. (library of technical standards); Director, Kerr-McGee
Corporation (diversified energy and chemical company); Trustee, New
York University Law Center Foundation; and Vice Chairman, Detroit
Medical Center and Detroit Economic Growth Corp.

Allison Taunton-Rigby (64)[3,4,5,6]	Chief Executive Officer and Director, RiboNovix, Inc. since 2003
• Director: From	(biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology);
November 7, 2008	Healthways, Inc. (health management programs). Formerly, President,
Forester Biotech.

Interested Director*

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Series, Address	and Other Information

William F. Truscott (47)*[6]	President – US Asset Management and Chief Investment Advisor,
• Director and Vice President:	Ameriprise Financial, Inc. and President, Chairman of the Board, and
From November 7, 2008	Chief Investment Officer, RiverSource Investments, LLC; Director,
President and Chief Executive Officer, Ameriprise Certificate Company;
and Chairman of the Board, Chief Executive Officer, and President,
RiverSource Distributors, Inc. Formerly, Senior Vice President – Chief
Investment Officer, Ameriprise Financial, Inc.; and Chairman of the
Board and Chief Investment Officer, RiverSource Investments, LLC,
2001-2005.

See footnotes on page 64.

Directors and Officers

Officers of the Series

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Series, the Series’ other officers are:

Name, (Age), Position(s)
held with Series, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (42)	Director and Senior Vice President – Asset Management, Products and
• President: From	Marketing, RiverSource Investments, LLC; Director and Vice President –
November 7, 2008	Asset Management, Products and Marketing, RiverSource Distributors,
• 172 Ameriprise	Inc. Formerly, Managing Director and Global Head of Product, Morgan
Financial Center	Stanley Investment Management, 2004-2006; President, Touchstone
Minneapolis, MN 55474	Investments, 2002-2004.

Michelle M. Keeley (44)	Executive Vice President – Equity and Fixed Income, Ameriprise
• Vice President: From	Financial, Inc. and RiverSource Investments, LLC; Vice President –
November 7, 2008	Investments, Ameriprise Certificate Company. Formerly, Senior Vice
• 172 Ameriprise	President – Fixed Income, Ameriprise Finanical, Inc., 2002-2006 and
Financial Center	RiverSource Investments, LLC, 2004-2006.
Minneapolis, MN 55474

Amy K. Johnson (42)	Vice President – Asset Management and Trust Company Services,
• Vice President: From	RiverSource Investments, LLC. Formerly, Vice President – Operations
November 7, 2008	and Compliance, RiverSource Investments, LLC, 2004-2006; Director
• 5228 Ameriprise	of Product Development – Mutual Funds, Ameriprise Financial, Inc.,
Financial Center	2001-2004.
Minneapolis, MN 55474

Scott R. Plummer (49)	Vice President and Chief Counsel – Asset Management, Ameriprise
• Vice President, General	Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief
Counsel and Secretary:	Legal Officer and Assistant Secretary, RiverSource Investments, LLC;
From November 7, 2008	Vice President, General Counsel, and Secretary, Ameriprise Certificate
• 5228 Ameriprise	Company. Formerly, Vice President – Asset Management Compliance,
Financial Center	Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief
Minneapolis, MN 55474	Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52)	Treasurer of each of the investment companies of the Seligman Group
• Treasurer: 2000 to Date	of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000.
• 100 Park Avenue	Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated
New York, NY 10017	and Vice President of each of the investment companies of the Seligman
Group of Funds, 1992-2008.

See footnotes on page 64.

Directors and Officers

Officers of the Series (continued)

Name, (Age), Position(s)
held with Series, Address	Principal Occupation(s) During Past Five Years

Eleanor T.M. Hoagland (56)	Chief Compliance Officer, RiverSource Investments, LLC (J. & W.
• Chief Compliance Officer:	Seligman & Co. Incorporated prior to November 7, 2008), of each of the
2004 to Date	investment companies of the Seligman Group of Funds since 2004;
• Money Laundering	Money Laundering Prevention Officer and Identity Theft Prevention
Prevention Officer and	Officer, RiverSource Investments, LLC for each of the investment compa-
Identity Theft Prevention	nies of the Seligman Group of Funds since November 7, 2008. Formerly,
Officer: From November 7,	Managing Director, J. & W. Seligman & Co. Incorporated and Vice
2008	President of each of the investment companies of the Seligman Group of
• 100 Park Avenue	Funds, 2004-2008.
New York, NY 10017

The Series’ Statement of Additional Information (SAI) includes additional information about directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Funds, or to make shareholder inquiries.

*

Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee	5 Executive Committee
	2 Compliance Committee	6 Investment Review Committee
	3 Contracts Committee	7 Joint Audit Committee
4 Distribution Committee

Additional Series Information

Fund Symbols
TargETFund Core
Class A: SHVAX
Class C: SHVCX
Class R: SHVRX
TargETFund 2015
Class A: STJAX
Class C: STJCX
Class R: STJRX
TargETFund 2025
Class A: STKAX
Class C: STKCX
Class R: STKRX
TargETFund 2035
Class A: STZAX
Class C: STZCX
Class R: STZRX
TargETFund 2045
Class A: STQAX
Class C: STQCX
Class R: STQRX	Manager
Until November 6, 2008:
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

From November 7, 2008:
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759

Important Telephone Numbers
	(800) 221-2450	Shareholder Services
	(800) 445-1777	Retirement Plan
Services
	(212) 682-7600	Outside the
United States
	(800) 622-4597	24-Hour Automated
Telephone Access
Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Series will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1] These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectus or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of the Funds of Seligman TargetHorizon ETF Portfolios, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money.
Go paperless —
sign up for E-Delivery
at www.seligman. com
ETF2 9/08

ITEM 2.	CODE OF ETHICS.
As of September 30, 2008, the registrant had adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professionalservices rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$82,197	$78,750
Audit-Related Fees	–	–
Tax Fees	13,750	7,950
All Other Fees	2,396	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	8,500	9,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $168,976 and $158,390, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.
(a) Schedule I - Investments in securities of unaffiliated issuers. Included in Item 1 above. (b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	December 5, 2008

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	December 5, 2008

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.